As filed with the Securities and Exchange Commission on April 15, 2025

1933 Act File No. 333-284056

1940 Act File No. 811-24038

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

Virtus Global Credit Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of Principal Executive Offices)

(800) 243-1574

(Registrant’s Telephone Number, Including Area Code)

Kathryn Santoro, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow, Esq.

Stephanie Capistron, Esq.

Dechert LLP

45 Fremont Street, 26th Floor

San Francisco, CA 94105

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c) of the Securities Act
☐	immediately upon filing pursuant to paragraph (b) of Rule 486
☐	on (date) pursuant to paragraph (b) of Rule 486
☐	60 days after filing pursuant to paragraph (a) of Rule 486
☐	on (date) pursuant to paragraph (a) of Rule 486

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Calculation of Registration Fee Under the Securities Act

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

(1)	Estimated solely for purposes of calculating the registration fee as required by Rule 457(o).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Preliminary Prospectus dated [ ], 2025

PROSPECTUS

[        , 2025]

Virtus Global Credit Opportunities

Fund

Class A Shares

Class I Shares

Class U Shares

Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Fund. The Virtus Global Credit Opportunities Fund (the “Fund”) is a newly organized, non-diversified closed-end management investment company that operates as an interval fund. The Fund is organized as a Delaware statutory trust and intends to register three classes of shares. The Fund intends to initially offer Class A and Class I shares (the “Shares”). Class U shares are not currently offered for sale.

As an interval fund, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“1940 Act”) to make quarterly offers to repurchase between 5% and 25% of the Fund’s then outstanding Shares, or such other amount as the Fund’s Board of Trustees (the “Board”) may determine and as permitted under applicable rules, regulations, or relief. Subject to applicable law and Board approval, the Fund currently expects that such quarterly repurchase offers will be limited to 5% of the Fund’s then outstanding Shares at NAV, less any repurchase fee, which is the minimum amount permitted. The first repurchase offer will occur no later than six months (two quarters) after the effective date of this registration statement pursuant to Rule 23c-3(a)(7).

Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 calendar days, but no more than 42 calendar days, before the deadline to accept such repurchase offer. The repurchase price will be determined no later than 14 days after the deadline to accept such repurchase offer, or the next business day if the 14th day is not a business day. A schedule setting forth these dates is available on the Fund’s website at [ ]. For more information about the Fund’s periodic repurchase offers and the risks associated with investments in an interval fund, please refer to the “Periodic Repurchase Offers” and “Repurchase Offer Risk” sections of the prospectus.

Investment Objectives. The Fund’s primary investment objectives are to provide high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies. The Fund intends to invest in credit-related instruments across all asset types, capital structures, and fixed/floating rate assets compared to single asset strategies. The Fund intends to invest in assets that are outside the scope of traditional liquid strategies and credit market indexes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities including special situations, turnaround and recovery scenarios, stressed and distressed issues, and the Fund may invest all of its assets in credit-related instruments that are not limited with respect to their quality, structure, yield or any other characteristic.

Under normal market conditions, the Fund pursues its investment objectives by investing, directly or indirectly, at least 80% of its net assets (plus any borrowings for investment purposes) in credit-related instruments issued by U.S. and non-U.S. issuers. Credit-related instruments consist of a broad range of fixed-income instruments across liquid and illiquid asset classes, issued by public sector and private sector issuers, including non-U.S. issuers and emerging and developing market issuers. Indirect investment for this purpose means investment in mutual funds or ETFs that invest in credit-related instruments, which may include affiliated mutual funds or ETFs that are managed by Virtus Fixed Income Advisers, LLC (the “Subadviser”) or an affiliate of the Subadviser.

The Fund considers non-U.S. issuers to include issuers that are economically tied to a non-U.S. country. In making this determination, the Fund primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country.

The Fund considers emerging and developing market issuers to include issuers that are economically tied to emerging or developing market countries. In making this determination, the Fund primarily considers: (i) whether the issuer’s securities are principally traded on an emerging or developing market country’s securities markets; (ii) whether the issuer is organized or principally operates in an emerging or developing market country; (iii) whether the issuer derives a majority of its income from its operations within an emerging or developing market country, and (iv) whether the issuer has a majority of its assets located within an emerging or developing market country. The Fund considers emerging and developing market countries to include countries identified by the World Bank Group as being “low-income economies” or which are included in a JPMorgan emerging market bond index. The Fund may invest all of its assets in non-U.S. issuers, including issuers in emerging and developing market countries.

The Fund intends to invest primarily in collateralized loan obligations, high yield securities, bank loans, and debt securities of sovereign and corporate issuers. For purposes of the Fund’s 80% policy, the Fund may invest in derivative instruments that are linked to, or provide exposure to, credit-related instruments. While the Fund intends to invest primarily in U.S. dollar denominated securities, the Fund may invest in securities of any currency denomination.

The Fund may also invest in structured notes; convertible securities; securities issued by supranational organizations; fixed and floating rate commercial loans; loan participations and assignments; private placements; warrants; and securities resold pursuant to Rule 144A of the Securities Act of 1933, as amended (“Rule 144A securities”). The Fund may invest in derivative instruments for investment, hedging, market exposure, or risk management purposes, that include, but are not limited to credit linked notes, interest rate futures contracts, interest rate options, interest rate swaps, credit default swaps, total return swaps, spot and forward foreign currency contracts, and currency futures. While the Fund generally does not invest in equity securities, equity or other non-traditional debt securities that may be included as part of a restructuring of a debt security may be held by, or acquired in the Fund if the Subadviser, defined below, deems it to be in the Fund’s best interests.

The Fund expects to maintain its portfolio in securities with an average credit rating below investment grade, as rated by at least one nationally recognized statistical rating organization such as S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”). The Fund may invest in securities of any credit rating (including unrated securities), and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.” Such securities may include those that are in default with respect to the payment of principal or interest.

The Fund normally seeks to maintain an average portfolio duration between one and five years, although the Fund’s average portfolio duration may be outside that range and the Fund may invest in securities of any duration and maturity.

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid investments. Subject to applicable law and approval of the Board, the Fund currently expects to offer to repurchase 5% of the Fund’s then outstanding Shares at NAV, less any repurchase fee, at each quarterly repurchase offer, which is the minimum amount permitted.

The Fund intends to use leverage to pursue its investment objectives and may use leverage to the extent permitted under the 1940 Act. The Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements (collectively, “Borrowings”). Under normal market conditions, the Fund intends to leverage the Fund by engaging in Borrowings. The aggregate amount of the Fund’s Borrowings will generally not exceed 33 1/3% of the Fund’s total assets measured immediately after the transaction giving rise to the leverage. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. For more information about the Fund’s anticipated use of leverage and the risks associated with the use of leverage, please refer to the “Use of Leverage” and “Leverage Risk” sections of the prospectus.

Shares. The Shares are intended to be offered on a continuous basis and are not listed on any securities exchange. It is not anticipated that a secondary market for the Shares will develop.

	Public Offering Price	Sales Load	Estimated Offering Expenses[1]	Proceeds to the Fund
[ ] (per share)	[$]	[$]	[$]	[$]

1 Estimated Offering Expenses include [ ]

Risks. Investing in the Fund’s Shares involves certain risks.

•

The Fund intends to offer to repurchase 5% of its then outstanding Shares on a quarterly basis. The Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. Therefore, an investment in the Shares should be considered an illiquid investment suitable only for investors who can bear the risks associated with limited liquidity.

•

The Fund intends to invest in a broad range of fixed-income instruments across liquid and illiquid asset classes, issued by public sector and private sector U.S. and non-U.S. based issuers, including non-U.S. based issuers in developed markets and issuers based in developing and emerging markets. As such, an investment in the Fund involves a high degree of risk, including the risk of substantial loss of investment.

•	An investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.
•

You may pay a sales load of up to 2.75% on the amount of your investment if you invest in Class A shares. If you pay the maximum sales load of 2.75%, you must experience a total return on your net investment of [ %] to recover this expense.

You should read about all the principal risks of investing in the Fund in the “Principal Risks” section beginning on page [ ] of this prospectus. No assurance can be given that the Fund will achieve its investment objectives, and you could lose all your investment in the Fund.

This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Please read it carefully before investing and retain it for future reference.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

The following documents have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are incorporated into this prospectus by reference:

•	the Fund’s statement of additional information, dated [ ] relating to this prospectus

The Fund will also provide annual and semi-annual financial reports that will contain important information about the Fund. You may make inquiries regarding the Fund or request copies of the foregoing documents, when available, without charge by contacting the Fund by phone, mail, or internet:

By Phone: 1-800-243-1574

 By Mail: Virtus Global Credit Opportunities Fund

   101 Munson Street

   Greenfield, Massachusetts 01301-9683

By Internet: www.Virtus.com

You may also obtain the Fund’s Statement of Additional Information and other reports, when available, upon request and without charge, by contacting the SEC by email, internet, or mail:

 By e-mail: publicinfo@sec.gov (duplicating fee required)

By Internet: www.sec.gov

  By Mail: 100 F Street, N.E., Washington, D.C. 20549

Investing in the Fund’s Shares involves certain risks. See “Principal Risks” beginning on page [ ] of this prospectus. No assurance can be given that the Fund will achieve its investment objectives, and you could lose all your investment in the Fund.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY

The following is only a summary and is qualified in its entirety by reference to the more detailed information appearing elsewhere in this prospectus. This summary does not contain all the information you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, including the information set forth under the heading “Principal Risks.”

The Fund

The Virtus Global Credit Opportunities Fund (the “Fund”) is a newly organized, non-diversified closed-end management investment company that operates as an interval fund. The Fund is organized as a Delaware statutory trust and intends to register Class A, Class I, and Class U shares. The Fund intends to initially offer three classes of shares (the “Shares”). The Fund intends to elect to be treated as, and to qualify as, a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s principal office is located at 101 Munson Street, Greenfield, Massachusetts 01301-9683, and its telephone number is 1-800-243-1574.

Investment Objectives	The Fund’s primary investment objectives are to provide high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

1

Principal Investment Strategies

The Fund intends to invest in credit-related instruments across all asset types, capital structures, and fixed/floating rate assets compared to single asset strategies. The Fund intends to invest in assets that are outside the scope of traditional liquid strategies and credit market indexes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities including special situations, turnaround and recovery scenarios, stressed and distressed issues, and the Fund may invest all of its assets in credit-related instruments that are not limited with respect to their quality, structure, yield or any other characteristic.

Under normal market conditions, the Fund pursues its investment objectives by investing, directly or indirectly, at least 80% of its net assets (plus any borrowings for investment purposes) in credit-related instruments issued by U.S. and non-U.S. issuers. Credit-related instruments consist of a broad range of fixed-income instruments across liquid and illiquid asset classes, issued by public sector and private sector issuers, including non-U.S. issuers and emerging and developing market issuers. Indirect investment for this purpose means investment in mutual funds or ETFs that invest in credit-related instruments, which may include affiliated mutual funds or ETFs that are managed by the Subadviser, as defined below, or an affiliate of the Subadviser.

The Fund considers non-U.S. issuers to include issuers that are economically tied to a non-U.S. country. In making this determination, the Fund primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country. The Fund considers emerging and developing market issuers to include issuers that are economically tied to emerging or developing market countries. In making this determination, the Fund primarily considers: (i) whether the issuer’s securities are principally traded on an emerging or developing market country’s securities markets; (ii) whether the issuer is organized or principally operates in an emerging or developing market country; (iii) whether the issuer derives a majority of its income from its operations within an emerging or developing market country, and (iv) whether the issuer has a majority of its assets located within an emerging or developing market country. The Fund considers emerging and developing market countries to include countries identified by the World Bank Group as being “low-income economies” or which are included in a JPMorgan emerging market bond index. The Fund may invest all of its assets in non-U.S. issuers, including issuers in emerging and developing market countries.

The Fund intends to invest primarily in collateralized loan obligations, high yield securities, bank loans, and debt securities of sovereign and corporate issuers. For purposes of the Fund’s 80% policy, the Fund may invest in derivative instruments that are linked to, or provide exposure to, credit-related instruments. While the Fund intends to invest primarily in U.S. dollar denominated securities, the Fund may invest in securities of any currency denomination.

2

The Fund may also invest in structured notes; convertible securities; securities issued by supranational organizations; fixed and floating rate commercial loans; loan participations and assignments; private placements; warrants; and securities resold pursuant to Rule 144A of the Securities Act of 1933, as amended (“Rule 144A securities”). The Fund may invest in derivative instruments for investment, hedging, market exposure, or risk management purposes, that include, but are not limited to credit linked notes, interest rate futures contracts, interest rate options, interest rate swaps, credit default swaps, total return swaps, spot and forward foreign currency contracts, and currency futures. While the Fund generally does not invest in equity securities, equity or other non-traditional debt securities that may be included as part of a restructuring of a debt security may be held by, or acquired in the Fund if the Subadviser, defined below, deems it to be in the Fund’s best interests.

The Fund expects to maintain its portfolio in securities with an average credit rating below investment grade, as rated by at least one nationally recognized statistical rating organization such as S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”). The Fund may invest in securities of any credit rating (including unrated securities), and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.” Such securities may include those that are in default with respect to the payment of principal or interest.

The Fund normally seeks to maintain an average portfolio duration between one and five years, although the Fund’s average portfolio duration may be outside that range and the Fund may invest in securities of any duration and maturity.

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid investments. Subject to applicable law and approval of the Board, the Fund currently expects to offer to repurchase 5% of the Fund’s then outstanding Shares at NAV, less any repurchase fee, at each quarterly repurchase offer, which is the minimum amount permitted.

The Fund intends to use leverage to pursue its investment objectives and may use leverage to the extent permitted under the 1940 Act. The Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements (collectively, “Borrowings”). Under normal market conditions, the Fund intends to leverage the Fund by engaging in Borrowings. The aggregate amount of the Fund’s Borrowings will generally not exceed 33 1/3% of the Fund’s total assets measured immediately after the transaction giving rise to the leverage. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. For more information about the Fund’s anticipated use of leverage and the risks associated with the use of leverage, please refer to the “Use of Leverage” and “Leverage Risk” sections of the prospectus.

3

The Offering

The Fund’s Class A shares and Class I shares are being offered at an initial offering price of $10 per share. Class U shares are registered but are not currently offered for sale. The minimum initial investment for Class A shares is $25,000 per account and the minimum initial investment for Class I shares is $1,000,000 per account. The Fund or the Distributor may modify these minimum initial investment amounts, including lowering or waiving the minimum initial investment amounts, for certain financial intermediaries, the Fund’s Board of Trustees (the “Board”), employees of the Fund’s adviser, Subadviser, or their affiliates, and other categories of investors. There is no minimum subsequent investment amount for Class A shares or Class I shares. The Shares are offered by the Fund’s distributor, VP Distributors, LLC (the “Distributor”) on a best-efforts basis.

Following the initial offering, Class A shares are expected to be offered on a continuous basis at net asset value (“NAV”) plus a maximum sales charge of 2.75%. Class I shares are expected to be offered on a continuous basis at NAV. While neither the Fund nor the Distributor impose a sales charge on Class I shares, if you buy Class I shares through certain financial intermediaries, they may charge you transaction or other fees in such amount as they may determine from time to time. Please consult your financial intermediary for additional information regarding these fees.

For additional information regarding the Shares, please see the “Share Classes” section of this prospectus.

Distribution Plans

The Fund adopted Distribution Plans for Class A shares and Class U shares (together, the “Plans”) to compensate the Distributor for distribution related services it provides to or procures for Class A shares and Class U shares.

The Adviser and the Fund sought exemptive relief from the U.S. Securities and Exchange Commission to issue multiple classes of Shares with varying sales loads, an early withdrawal charge, and/or asset-based service and/or distribution fees. There can be no assurance that such multi-class exemptive order (the “Order”) will be obtained. Subject to receiving the Order, the Fund adopted the Plans pursuant to which the Fund may implement, among other things, a multi-class structure and distribution fees. The Plans operate in a manner consistent with Rule 12b-1 under the 1940 Act, which governs how open-end investment companies may bear distribution related expenses. The Fund is not an open-end investment company but has undertaken to comply with Rule 12b-1.

Pursuant to the Plans, the maximum distribution fee that may be charged to Class A shares is 0.25%. The maximum distribution fee that may be charged to Class U shares is 0.75%.

It is anticipated that all the distribution fees paid by Class A shares and Class U shares will be paid to financial intermediaries through which shareholders purchase their Shares. Because these fees are paid on an ongoing basis out of the assets of Class A shares and Class U shares, as applicable, over time these fees will increase the cost of investing in Class A shares and Class U shares.

For more information about the Plans, please refer to the “Distribution Plans” section of the prospectus.

4

Periodic Repurchase Offers

The Fund is a closed-end management investment company that operates as an interval fund. As such, pursuant to Rule 23c-3 under the 1940 Act, the Fund and adopted a fundamental policy that cannot be changed without shareholder approval, to make quarterly offers to repurchase between 5% and 25% of the Fund’s then outstanding Shares, or such other amount as the Fund’s Board may determine and as permitted under applicable rules, regulations, or relief. Subject to applicable law and Board approval, the Fund currently expects that such quarterly repurchase offers will be limited to 5% of the Fund’s then outstanding Shares at NAV, less any repurchase fee, which is the minimum amount permitted. The first repurchase offer will occur no later than six months (two quarters) after the effective date of this registration statement pursuant to Rule 23c-3(a)(7).

Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 calendar days, but no more than 42 calendar days, before the deadline to accept such repurchase offer. The repurchase price will be determined no later than 14 days after the repurchase request deadline, or the next business day if the 14th day is not a business day. A schedule setting forth these dates is available on the Fund’s website at [ ].

For more information about the Fund’s periodic repurchase offers, please refer to the “Periodic Repurchase Offers” section of the prospectus.

Limited Liquidity

The Shares are not listed on a securities exchange and the Fund does not anticipate that a secondary market will develop for the Shares. Shares may not be redeemed or sold on a daily basis. As such, shareholders may not be able to sell their Shares when or in an amount they desire.

Investor Suitability

Investing in the Fund involves a considerable amount of risk. It is possible that shareholders may lose some or all of their investment in the Fund.

An investment in the Fund is only appropriate for long-term investors and may not be suitable for investors who may need their investment or returns from their investment within a specified timeframe. An investment in the Fund should be considered an illiquid investment and is only suitable for investors who can bear the risks associated with limited liquidity.

Principal Risks	Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.
No Prior History. The Fund is a newly organized, non-diversified closed-end management investment company that operates as an interval fund with no history of operations.

5

Private Credit Collateralized Loan Obligations (“CLO”) Risk. CLOs are generally privately issued securities and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share (“NAV”) due to the absence of an active trading market. There can be no assurance that a privately issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

Junk Bonds or High Yield Securities Risk. Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. There is a greater risk with high yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due.

Bank Loan Risk. In addition to the risks typically associated with high yield fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

Collateralized Loan Obligation Risk. The risks of investing in CLOs include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. The Fund intends to invest primarily in the rated debt tranches of CLOs; however, any such ratings do not constitute a guarantee, may be downgraded, and in stressed market environments it is possible that even senior CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Subadviser may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are liquidity risk, interest rate risk, credit risk, prepayment risk, and the risk of default of the underlying asset, among others

6

Foreign Investments Risk. Investing in loans and securities of foreign issuers subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk. As a result, its returns and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. While the Fund intends to invest in U.S. dollar denominated securities, the Fund may invest in securities denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.

Emerging and Developing Markets Investments Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions, the risk of war and civil unrest.

The Subadviser has broad discretion to identify and invest in countries that it considers to be emerging securities markets. The Fund considers “emerging market countries” to include countries identified by the World Bank Group as being “low-income economies” or which are included in a JPMorgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and/or the developing countries of Europe. Emerging markets fixed income securities may include, among other things, sovereign debt securities, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, Rule 144A securities and derivatives related to these types of securities. The Fund seeks capital appreciation through country selection, sector selection and security selection.

Debt Securities Risk. Debt securities, including variable-and floating-rate debt obligations (including CLOs and the portfolio of loans underlying the CLOs), are subject to the risks listed below that could affect their value, causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•   Liquidity Risk. Debt securities may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the relevant market). Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

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•   Interest Rate Risk. The values of fixed income securities may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities. Adjustable-rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors).

•   Floating Rate Obligations Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

•   Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline. Debt issuers and other counterparties may have their debt downgraded by ratings agencies.

• Maturity Risk. The value of debt securities is dependent on their maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.
• Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity.

•   Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment

•   Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because most of the CLO debt instruments held by the Fund will have floating or variable interest rates

•   Valuation Risk. Valuation Risk is the risk that one or more of the debt securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or security.

8

Repurchase Offer Risk. The Fund is a closed-end management investment company that operates as an interval fund. As such, pursuant to Rule 23c-3 under the 1940 Act, the Fund and has adopted a fundamental policy, which cannot be changed without shareholder approval, to make quarterly offers to repurchase between 5% and 25%, or such other amount as may be permitted under applicable rules, regulations, or relief, of the Fund’s then outstanding Shares. Subject to applicable law and approval of the Board, the Fund currently expects to offer to repurchase 5% of the Fund’s then outstanding Shares at NAV, less any repurchase fee, at each quarterly repurchase offer, which is the minimum amount permitted. Except as permitted by the Fund’s share repurchase policy, shareholders will not have the right to require the Fund to repurchase Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to sell their Shares other than through repurchases of their Shares by the Fund, and an investment in the Fund should be considered an illiquid investment.

For more information about the risks of investing in the Fund, please refer to the “Principal Risks” section of the prospectus.

Leverage

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund’s strategy relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause its NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund utilizes leverage, the percentage of its assets such leverage will represent.

For more information about the Fund’s anticipated use of leverage and the risks associated with the use of leverage, please refer to the “Use of Leverage” and “Leverage Risk” sections of the prospectus.

Distributions

The Fund intends to declare and distribute net investment income to shareholders monthly and declare and distribute net realized capital gains to shareholders annually.

For more information about the Fund’s distributions, please refer to the “Dividends and Distributions” section of the prospectus.

Dividend Reinvestment Plan

Unless a shareholder elects otherwise, distributions will be reinvested in additional Shares pursuant to the Fund’s dividend reinvestment plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if held in street or other nominee name, then to such nominee).

For more information on the Plan, please refer to the “Dividends and Distributions” section of the prospectus.

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Use of Proceeds

The Fund intends to use net proceeds from the offering to make investments in accordance with the Fund’s investment objective and policies, as stated in the prospectus, as appropriate investment opportunities are identified. It is currently anticipated that the Fund will invest all or substantially all of the net proceeds of the offering in accordance with its investment objectives and policies within three months after receipt of the proceeds, depending on the amount and timing of proceeds becoming available to the Fund and depending on the availability of investments consistent with the Fund’s investment objectives and policies, and except to the extent proceeds are held in cash or cash equivalents to pay dividends or expenses, satisfy repurchase offers, or for temporary defensive purposes. Net proceeds held in cash and cash equivalents will be held in high quality short-term debt securities and instruments.

Adverse market conditions could cause certain investments to be made after three months but no later than six months. A delay in the anticipated use of net proceeds could negatively impact the Fund’s returns.

Investment Adviser and Subadviser

Virtus Investment Advisers, LLC (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (NYSE: VRTS) (“Virtus”), serves as the Fund’s investment adviser.

Virtus Fixed Income Advisers, LLC (the “Subadviser”), an indirect, wholly owned subsidiary of Virtus, acting through its divisions, Seix Investment Advisors (“Seix”) and Stone Harbor Investment Partners (“Stone Harbor”), serves as the Fund’s subadviser. Subject to the overall control of the Fund’s Board, the Subadviser is primarily responsible for the day-to-day management of the Fund’s portfolio.

The Adviser and the Subadviser are located at One Financial Plaza, Hartford, Connecticut 06103.

For more information about the Adviser, the Subadviser and its divisions, Seix and Stone Harbor, please refer to the “Management of the Fund” section of the prospectus.

Distributor

VP Distributors, LLC (the “Distributor”), an indirect, wholly owned subsidiary of Virtus, serves as the Fund’s distributor pursuant to a distribution agreement. The Distributor is located at One Financial Plaza, Hartford, Connecticut 06103.

Administrator and Transfer Agent

Virtus Fund Services, LLC (“VFS”), an indirect, wholly owned subsidiary of Virtus, serves as the Fund’s administrator and transfer agent pursuant to an administration agreement and a transfer agency and services agreement. VFS is located at One Financial Plaza, Hartford, Connecticut 06103.

Custodian, Sub-Administrator, Accounting Agent, Sub- Transfer and Shareholder Servicing Agent

The Bank of New York Mellon serves as the Fund’s custodian pursuant to a custody agreement. The Bank of New York Mellon also serves as the Fund’s sub-administrator and accounting agent pursuant to a sub-administration and accounting services agreement. BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s sub-transfer agent and shareholder servicing agent pursuant to a sub-transfer agency and shareholder services agreement.

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SUMMARY OF FUND EXPENSES

The following table is intended to assist investors in understanding the annualized fees and expenses that an investor in the Fund would bear, directly or indirectly. You may qualify for a sales charge discount on Class A shares if you invest, or agree to invest in the future, in a certain amount of Class A shares of the Fund. More information about this and other discounts is available in the “Share Classes” section of this prospectus or from your financial adviser.

Shareholder Expenses (fees paid directly from your investment)
	Class A	Class I	Class U
Maximum Sales Charge (Load) (as a percentage of offering price)	2.75%	None	None
Maximum Early Withdrawal Charge (Load)[1] (as a percentage of redemption proceeds)	2.00%	2.00%	2.00%

Annual Expenses (expenses that you pay each year as a percentage of the value of your investment)[2]
	Class A	Class I	Class U
Management Fees[3]	1.56%	1.56%	1.56%

Distribution (12b-1) Fees	0.25%	None	0.75%
Interest Related Expenses	1.25%	1.25%	1.25%
Other Expenses[4]	0.82%	0.86%	0.82%
Total Annual Fund Operating Expenses	3.88%	3.67%	4.38%
Fee Waiver and/or Expense Reimbursement[5]	(1.63%)	(1.67%)	(1.63%)
Total Annual Fund Operating Expenses	2.25%	2.00%	2.75%

1

The Adviser and the Fund sought exemptive relief to assess a 2.00% early withdrawal charge, which is a distribution-related fee payable to the Distributor, on Shares submitted for repurchase that have been held for less than one year (“Early Withdrawal Charge”). There can be no assurance that such relief will be obtained. An Early Withdrawal Charge may be waived by the Distributor in circumstances where doing so is in the best interests of the Fund and does not discriminate unfairly against any shareholder.

2

The Annual Expenses shown below are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund has net assets of $100 million and uses leverage representing approximately 20% of the Fund’s total assets.

3

The contractual management fee is 1.25% and is an asset-based fee calculated based on the Fund’s average daily managed assets, which are defined as the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage).

4	“Other Expenses” are based on estimated amounts for the current fiscal year.
5

The Adviser has contractually agreed to limit the Fund’s total operating expenses (excluding certain expenses, such as sales charges and any Early Withdrawal Charges; interest; any fees or expenses relating to financial leverage; other leverage; taxes; borrowing expenses (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities); interest; brokerage commissions; expenses incurred in connection with any merger or reorganization; extraordinary, unusual, or infrequently occurring expenses (such as litigation); acquired fund fees and expenses; and dividend expenses, if any) so that such expenses do not exceed 1.00% for Class A shares, 0.75% for Class I shares, and 1.50% for Class U shares for a two-year period from the effective date of this prospectus, through [ ], 2027. Prior to [ ], 2027, only the Fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the Adviser may recapture expenses reimbursed and/or fees waived under the fee waiver arrangement for a period of three years after the date on which such amounts were reimbursed or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any recapture, and any such recapture may not cause the Fund’s expense ratio (after any recapture amount is taken into account) to exceed (i) the expense cap in place at the time such amounts were reimbursed or waived, and (ii) the Fund’s current expense cap, if any.

THE FOREGOING FEE TABLE IS INTENDED TO ASSIST FUND INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

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Expense Example

The following example illustrates the costs of investing in the Fund. The example assumes that you invest $1,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the expense reimbursement agreement remains in place for the contractual period. Actual annual rates of return may be greater or lesser than 5%. The example should not be considered a representation of future expenses and actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Class A	$50	$113	$194	$406
Class I	$20	$80	$160	$370
Class U	$28	$102	$195	$432

The examples above exclude the 2.00% Early Withdrawal Charge (defined below) that may apply if your Shares are repurchased or exchanged within one year of their purchase. If your Shares are repurchased in Year 1 and you were charged the 2.00% Early Withdrawal Charge, the expenses you would pay in Year 1 would be $70, $40, and $48 for Class A, Class I and Class U, respectively. While the example assumes a 5.00% annual return, the Fund’s performance will vary and may result in a return greater or less than 5.00%.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and has not commenced operations as of the date of this prospectus. Accordingly, the Fund does not have any financial history and financial highlights have not been included in this prospectus.

THE FUND

The Fund is a newly organized, non-diversified closed-end management investment company that operates as an interval fund. The Fund is organized as a Delaware statutory trust that continuously offers its Shares of beneficial interest. The Adviser and the Fund sought exemptive relief to issue Class A, Class I, and Class U shares. There can be no assurance that such exemptive relief will be obtained. Subject to receiving the relief, this prospectus registers three Class A, Class I, and Class U shares. The Fund intends to elect to be treated as, and to qualify as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s principal office is located at 101 Munson Street, Greenfield, Massachusetts 01301-9683, and its telephone number is 1-800-243-1574.

USE OF PROCEEDS

The Fund intends to use net proceeds from the offering to make investments in accordance with the Fund’s investment objective and policies, as stated in the prospectus, as appropriate investment opportunities are identified. It is currently anticipated that the Fund will invest all or substantially all of the net proceeds of the offering in accordance with its investment objectives and policies within three months after receipt of the proceeds, depending on the amount and timing of proceeds becoming available to the Fund and depending on the availability of investments consistent with the Fund’s investment objectives and policies, and except to the extent proceeds are held in cash or cash equivalents to pay dividends or expenses, satisfy repurchase offers, or for temporary defensive purposes. Net proceeds held in cash and cash equivalents will be held in high quality short-term debt securities and instruments. In addition to net proceeds from the offering, Virtus and/or its affiliates expect to make an initial seed investment of $10 million and may increase their seed investment up to a total of $50 million over time.

Adverse market conditions could cause certain investments to be made after three months but no later than six months. A delay in the anticipated use of net proceeds could negatively impact the Fund’s returns.

THE FUND’S INVESTMENTS

This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use. More information about the Fund’s investments and portfolio management techniques and the associated risks is included in the Statement of Additional Information.

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Investment Objectives and Principal Investment Strategies

The Fund’s primary investment objectives are to provide high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

The Fund intends to invest in credit-related instruments across all asset types, capital structures, and fixed/floating rate assets compared to single asset strategies. The Fund intends to invest in assets that are outside the scope of traditional liquid strategies and credit market indexes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities including special situations, turnaround and recovery scenarios, stressed and distressed issues, and the Fund may invest all of its assets in credit-related instruments that are not limited with respect to their quality, structure, yield or any other characteristic.

Under normal market conditions, the Fund pursues its investment objectives by investing, directly or indirectly, at least 80% of its net assets (plus any borrowings for investment purposes) in credit-related instruments issued by U.S. and non-U.S. issuers. Credit-related instruments consist of a broad range of fixed-income instruments across liquid and illiquid asset classes, issued by public sector and private sector issuers, including non-U.S. issuers and emerging and developing market issuers. Indirect investment for this purpose means investment in mutual funds or ETFs that invest in credit-related instruments, which may include affiliated mutual funds or ETFs that are managed by the Subadviser or an affiliate of the Subadviser.

The Fund considers non-U.S. issuers to include issuers that are economically tied to a non-U.S. country. In making this determination, the Fund primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country. The Fund considers emerging and developing market issuers to include issuers that are economically tied to emerging or developing market countries. In making this determination, the Fund primarily considers: (i) whether the issuer’s securities are principally traded on an emerging or developing market country’s securities markets; (ii) whether the issuer is organized or principally operates in an emerging or developing market country; (iii) whether the issuer derives a majority of its income from its operations within an emerging or developing market country, and (iv) whether the issuer has a majority of its assets located within an emerging or developing market country. The Fund considers emerging and developing market countries to include countries identified by the World Bank Group as being “low-income economies” or which are included in a JPMorgan emerging market bond index. The Fund may invest all of its assets in non-U.S. issuers, including issuers in emerging and developing market countries.

The Fund intends to invest primarily in collateralized loan obligations, high yield securities, bank loans, and debt securities of sovereign and corporate issuers. For purposes of the Fund’s 80% policy, the Fund may invest in derivative instruments that are linked to, or provide exposure to, credit-related instruments. While the Fund intends to invest primarily in U.S. dollar denominated securities, the Fund may invest in securities of any currency denomination.

The Fund may also invest in structured notes; convertible securities; securities issued by supranational organizations; fixed and floating rate commercial loans; loan participations and assignments; private placements; warrants; and securities resold pursuant to Rule 144A of the Securities Act of 1933, as amended (“Rule 144A securities”). The Fund may invest in derivative instruments for investment, hedging, market exposure, or risk management purposes, that include, but are not limited to credit linked notes, interest rate futures contracts, interest rate options, interest rate swaps, credit default swaps, total return swaps, spot and forward foreign currency contracts, and currency futures. While the Fund generally does not invest in equity securities, equity or other non-traditional debt securities that may be included as part of a restructuring of a debt security may be held by, or acquired in the Fund if the Subadviser, defined below, deems it to be in the Fund’s best interests.

The Fund expects to maintain its portfolio in securities with an average credit rating below investment grade, as rated by at least one nationally recognized statistical rating organization such as S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”). The Fund may invest in securities of any credit rating (including unrated securities), and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.” Such securities may include those that are in default with respect to the payment of principal or interest.

The Fund normally seeks to maintain an average portfolio duration between one and five years, although the Fund’s average portfolio duration may be outside that range and the Fund may invest in securities of any duration and maturity.

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid investments. Subject to applicable law and approval of the Board, the Fund currently expects to offer to repurchase 5% of the Fund’s then outstanding Shares at NAV, less any repurchase fee, at each quarterly repurchase offer, which is the minimum amount permitted.

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The Fund intends to use leverage to pursue its investment objectives and may use leverage to the extent permitted under the 1940 Act. The Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements (collectively, “Borrowings”). Under normal market conditions, the Fund intends to leverage the Fund by engaging in Borrowings. The aggregate amount of the Fund’s Borrowings will generally not exceed 33 1/3% of the Fund’s total assets measured immediately after the transaction giving rise to the leverage. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. For more information about the Fund’s anticipated use of leverage and the risks associated with the use of leverage, please refer to the “Use of Leverage” and “Leverage Risk” sections of the prospectus.

Temporary Defensive Strategy: If the Subadviser does not believe that the market conditions are favorable for the Fund’s principal investment strategies, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the Fund may not achieve its investment objective.

The Fund’s investment objective and 80% policy are non-fundamental, and may be changed without shareholder approval; however, shareholders will be notified in writing of any material changes to the investment objective or the 80% policy at least 60 days prior to any change.

Investment Restrictions and Policies

The Fund has adopted investment restrictions that are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding Shares which, as used in the Statement of Additional Information, means the lesser of (a) 67% of the Shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding Shares are present or represented at the meeting or (b) more than 50% of outstanding Shares of the Fund. See “Additional Investment Activities and Restrictions” in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund.

Portfolio Composition

The Fund’s permitted investments include, but are not limited to:

High Yield Securities. The Fund may invest without limit in debt securities that are rated below investment grade (below Baa by Moody’s or below BBB by either S&P or Fitch) or unrated but judged by the Subadviser to be of comparable quality (“Non-Investment Grade Bonds”). Non-Investment Grade Bonds are commonly referred to as “high yield” securities or “junk bonds.” Non-Investment Grade Bonds involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, Non-Investment Grade Bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Non-Investment Grade Bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more ratings agencies.

The market values of Non-Investment Grade Bonds tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue Non-Investment Grade Bonds in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Private Credit Collateralized Loan Obligations (“CLO”). The Fund may invest in privately placed CLOs, a type of asset backed security supported by interest and principal payments generated from a pool of loans, which may include, among others, U.S. and non-U.S. senior secured loans and subordinated corporate loans.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows

14

from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify under Rule 144A under the Securities Act. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDO securities that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. The Fund’s investment in participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The purchaser of an assignment acquires direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations so acquired may differ from, and be more limited than, those held by the assigning lender. The assignability of certain loans, especially with respect to Sovereign Debt Obligations, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in such a loan is through a participation and not through an assignment.

Corporate Debt Securities. The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants that are exercisable into other debt or equity securities.

Bonds. The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers. Bonds are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some bonds are “perpetual” in that they have no maturity date.

Leverage. The Fund may use leverage through Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such transactions. The Fund may also engage in other transactions that result in leverage, such as credit default swaps and other derivatives, but are not subject to this restriction.

Sovereign Debt Obligations. Sovereign debt obligations are obligations of governmental issuers in foreign developed and emerging market countries (“Sovereign Debt Obligations”). Sovereign Debt Obligations include, but are not limited to, (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, (ii) debt securities issued by government owned, controlled or sponsored entities and supranational government entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between governments and financial institutions. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. As a holder of Sovereign Debt Obligations, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are

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generally no bankruptcy proceedings similar to those in the United States by which defaulted Sovereign Debt Obligations may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities.

Currency. The Fund may engage in foreign currency exchange transactions in connection with its investments in emerging markets securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies. Additional instruments that provide exposure to currencies include, but are not limited to, currency swap contracts, currency futures contracts and options on such futures contracts, purchasing put or call options on currencies in U.S. or foreign markets and other currency derivatives.

Foreign Currency Transactions Risk. The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions. These transactions may be for the purposes of hedging or efficient portfolio management, or may be for investment purposes, and they may be exchange traded or traded directly with market counterparties. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies. Additional instruments that provide exposure to currencies include, but are not limited to, currency swap contracts, currency futures contracts and options on such futures contracts, purchasing put or call options on currencies in U.S. or foreign markets and other currency derivatives. Such transactions may not prove successful or may have the effect of limiting gains from favorable markets movements.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging markets or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.

At times, the Fund may enter “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

By entering a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency which is being used for the security transaction.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund’s assets from time to time, and investors should be aware of the costs of currency conversion. Although foreign currency exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter hedging transactions involving forward contracts by Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. The Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon

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expiration. A Bermudan style put or call may be exercised on fixed dates occurring during the term of the option. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.

Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of government or other securities. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the security, currency or other asset underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying security, currency or other asset at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, currency or other asset and protect against a rise in prices pending purchase. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or other asset and protect against declines pending sale.

Although most futures contracts call for actual delivery or acceptance of the underlying security, currency or other asset, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, to gain exposure to a market, for duration management or for risk management purposes. Futures contracts are generally bought and sold on the exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a financial futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to assume the opposite position.

Futures Contracts Strategies. When a significant market advance is anticipated, the purchase of a futures contract by the Fund affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market decline that may adversely affect the market value of the Fund’s securities. To the extent that the value of the Fund’s portfolio of securities changes in correlation with the value of the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent

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variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Because the initial margin required to maintain a futures contract is a fraction of the face value of the contract, the value of the contract can be much higher or lower than the value of the Fund’s assets used to take the position. The Fund may therefore use futures as form of leverage and may be exposed to the associated risks.

There currently are limited futures markets for certain currencies of emerging market countries, securities and indexes and the nature of the strategies adopted by the Subadviser and the extent to which those strategies are used will depend on the development of those markets. To the extent the Fund engages in transactions in options and futures, the Fund will normally transact in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges.

Structured Products. The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of structuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or Secured Overnight Financing Rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

Swaps. The Fund may enter into swap transactions, such as interest rate swaps, cross currency swaps, total return swaps, and options on swaps, caps, floors or collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are often calculated by reference to a specified index and agreed upon notional amount. The term “specified index” may include currencies, interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a debt index for the return generated by a second debt index. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Fund may engage also include rate caps, floors, collars and other combinations of options, forwards, swaps and/or futures under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will generally be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the designation of cash or liquid securities in an amount equal to the Fund’s net obligations under the swap. These transactions are not subject to the Fund’s borrowing restrictions. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund will engage in any swap transactions in a manner consistent with its intention to qualify as a regulated investment company under the Code.

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Options on Swaps. The Fund may engage in options on swaps for hedging purposes to manage and mitigate the credit and interest rate risks. A swap option (sometimes called a “swaption”) is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, that (i) the changes in the market value of securities held by the Fund and in the swap options relating to those securities may not be proportionate, which could result in an imperfect hedge leaving the Fund economically over or under exposed to such securities, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

Credit Default Swaps. The Fund may enter into credit default swap contracts for hedging purposes or to add investment exposure to certain securities or markets to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as an emerging market corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure to the reference instrument in the amount of the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

If the Fund sells credit protection through a credit default swap, although the Fund may not be required to pay the par (or other agreed upon) value of the referenced debt instrument absent a default of the underlying debt obligation, a credit downgrade or other indication of financial distress with respect to the reference issuer may cause the value of the credit default swap to decrease, causing a loss to the Fund, and may also require the Fund to deposit additional margin with the counterparty, possibly requiring it to sell other assets at disadvantageous times or prices.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Credit-Linked Notes. The Fund may invest in credit-linked notes, which are types of derivative instruments. A credit linked note is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation, such as an underlying emerging market bond). The Fund will typically be a purchaser of credit linked notes, in that it will pay the counterparty a sum of money in exchange for the right to payments corresponding to interest and principal payments actually made by the issuer of the reference obligation. In addition to credit risk and other risks of the reference obligations and interest rate risk, a purchaser of a credit linked note is subject to counterparty risk.

Zero-Coupon Bonds. Certain debt securities purchased by the Fund may take the form of zero-coupon bonds. A zero-coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero-coupon bond is normally issued and traded at a discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its common shareholders.

Yankee Dollar Obligations, Eurobonds, Global Bonds. Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in the local currency of the country of issuance.

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Brady Bonds. The Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady bonds may be viewed as speculative. Brady bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

Repurchase Agreements. The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Subadviser. Repurchase agreements maturing in more than seven days may be considered illiquid.

Repurchase agreements are fully collateralized by the underlying securities. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements. The Fund may generate leverage by entering into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to a bank or broker dealer and agrees to repurchase the securities at a mutually agreed future date and price. Generally, the effect of a reverse repurchase agreement transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities, thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. The Fund will incur interest expense as a cost of utilizing reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

When-Issued and Delayed Delivery Securities. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund’s net asset value (“NAV”).

Asset-Backed Securities. Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

Private Placements and Restricted Securities. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Short Sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment purposes or for hedging and risk management purposes. The Fund may also take short positions with respect to the performance of securities, indexes, interest rates, currencies and other assets or markets through the use of derivative or forward instruments. When the Fund engages in a short sale of a security, it must borrow the

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security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales when it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund’s losses theoretically could be unlimited. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and securities being hedged if the short sale is being used for hedging purposes. The Fund may engage in short selling to the extent permitted by the 1940 Act and the rules and interpretations thereunder and other federal securities laws. If the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so only to the extent permitted by the laws and regulations of such jurisdiction. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets.

Convertible Securities. Convertible securities are generally issued as bonds or shares preferred stock that, at the holder’s option, may be exchanged for a fixed number of the issuer’s common shares or other equity securities.

In addition to traditional convertible securities, the Fund may invest in “exchangeable” and “synthetic” convertible securities. The Fund may also invest in traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security. “Synthetic” and “exchangeable” convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, “synthetic” and “exchangeable” convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

Money Market Instruments. Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, corporations and special purpose entities including time deposits and certificates of deposit and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Common Stock. Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Preferred Stock. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund is permitted to invest in non-cumulative preferred stock, although the Subadviser will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Fund.

Inflation Linked Bonds. Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

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Warrants. Warrants give holders the right, but not the obligation, to buy common stock or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the underlying security exceeding the price fixed by the warrant.

In particular, the Fund may seek to gain exposure to emerging markets securities through warrants, the return on which is linked to one or more securities of issuers located in emerging market countries. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods.

Unrated Securities. The Fund may purchase unrated securities (which are not rated by a rating agency) if the Subadviser determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund’s success in achieving its investment objective may depend more heavily on the Subadviser’s credit analysis to the extent that the Fund invests in below investment grade quality and unrated securities.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s Shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association , are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Inflation-Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation- indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable- and Floating-Rate Securities. Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money

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market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities. The Fund may also invest in inverse floating-rate debt instruments (“inverse floaters”), which are floating rate instruments whose coupon rate moves in the opposite direction from the change in the reference rate. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality.

Hybrid Instruments including Warrants and Value Recovery Instruments. A hybrid instrument, including warrants or value recovery instruments, is a type of potentially high-risk derivative or bond that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil. An example of a value recovery instrument would be a sovereign issuer that issues a debt instrument that pays a small amount of base interest with additional interest that accrues if certain economic thresholds are met.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund’s Shares if the Fund invests in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Depository Receipts. The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or over-the-counter and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Other Investment Companies. The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds (“ETFs”) and investment companies organized under non-U.S. law, to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market, sector or geographic exposure, including during periods when it has large amounts

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of uninvested cash or when the Adviser, believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Adviser, the Subadviser, or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (“SEC”). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments.

Securities Lending. Subject to certain investment restrictions, the Fund may, subject to the Board’s and Fund Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the Fund. The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

USE OF LEVERAGE

The Fund intends to use leverage to pursue its investment objectives and may use leverage to the extent permitted under the 1940 Act. The Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements (collectively, “Borrowings”). Under normal market conditions, the Fund intends to leverage the Fund by engaging in Borrowings. The aggregate amount of the Fund’s Borrowings will generally not exceed 33 1/3% of the Fund’s total assets measured immediately after the transaction giving rise to the leverage. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions.

PRINCIPAL RISKS

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Private Credit Collateralized Loan Obligations Risk. CLOs are generally privately issued securities and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share (“NAV”) due to the absence of an active trading market. There can be no assurance that a privately issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

Junk Bonds or High Yield Securities Risk. Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s Subadviser to accurately predict risk. There is a greater risk with high yield/high-risk fixed income securities that an issuer will

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not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Bank Loans Risk. Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a fund could enforce its rights directly against the borrower.

Collateralized Loan Obligation Risk. The risks of investing in CLOs include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. The Fund intends to invest primarily in the rated debt tranches of CLOs; however, any such ratings do not constitute a guarantee, may be downgraded, and in stressed market environments it is possible that even senior CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Subadviser may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are liquidity risk, interest rate risk, credit risk, prepayment risk, and the risk of default of the underlying asset, among others.

Foreign Investments Risk. Investing in loans and securities of foreign issuers subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk. As a result, its returns and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. While the Fund intends to invest in U.S. dollar denominated securities, the Fund may invest in securities denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.

Emerging and Developing Markets Investments Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions, the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that

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country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.

The Subadviser has broad discretion to identify and invest in countries that it considers to be emerging securities markets. The Fund considers “emerging market countries” to include countries identified by the World Bank Group as being “low-income economies” or which are included in a JPMorgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and/or the developing countries of Europe. Emerging markets fixed income securities may include, among other things, sovereign debt securities, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, Rule 144A securities and derivatives related to these types of securities. The Fund seeks capital appreciation through country selection, sector selection and security selection.

Debt Securities Risk. Debt securities, including variable-and floating-rate debt obligations (including CLOs and the portfolio of loans underlying the CLOs), are subject to the risks listed below that could affect their value, causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments:

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Liquidity Risk. Debt securities may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the relevant market). Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO.

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Interest Rate Risk. The values of fixed income securities may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities. Adjustable-rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the CLO to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO investors, including the Fund. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to inflationary trends and the effect of government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

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Floating Rate Obligations Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s Shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Benchmark interest rates, such as the Secured Overnight Financing Rate (“SOFR”), may not accurately track market interest rates.

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Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline. Debt issuers and other counterparties may have their debt downgraded by ratings agencies. Ratings provided by Nationally Recognized Statistical Rating Organizations (“NRSROs”) represent their opinions of the claims-paying ability of the entities rated by them. Such ratings are general and are not absolute standards of quality. For CLOs, the primary source of credit risk is the ability of the underlying portfolio of loans to generate sufficient cash flow to pay investors on a full and timely basis when principal and/or interest payments are due. Default in payment on the underlying loans will result in less cash flow from the underlying portfolio and, in turn, less funds available to pay investors in the CLO.

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•	Maturity Risk. The value of debt securities is dependent on their maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.

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Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the securities issued by the CLO in full. The Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund having to reinvest the proceeds in unfavorable circumstances, which in turn could cause a decline in the Fund’s income.

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Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

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Extension Risk. During periods of rising interest rates, certain debt obligations potentially including the portfolio of loans underlying a CLO will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

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Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because most of the CLO debt instruments held by the Fund will have floating or variable interest rates.

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Valuation Risk. Valuation Risk is the risk that one or more of the debt securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or security. The tiered structure of certain CLOs may subject them to price volatility and enhanced liquidity and valuation risk in times of market stress.

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Covenant Lite Loans Risk. Certain of the underlying loans in which a CLO may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. A CLO may be delayed in enforcing its interests in covenant lite loans, which may result in losses.

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Yield Curve Risk. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of debt investments will change. If the yield curve steepens, then the spread between the long and short-term interest rates increases, which means long-term debt investments prices decrease relative to short-term debt investments prices.

Private Placements Risk. The Fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the SEC. While such securities may offer higher yields than comparable publicly traded securities, generally, privately placed securities are illiquid and are subject to resale restrictions. Privately issued securities ordinarily can be sold by the Fund only in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the Fund may involve significant delays and expense.

CLO Leveraging Risk. CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Fund. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Fund’s investments were not leveraged. The Fund will invest primarily in investment grade rated tranches of CLOs, which generally are less affected by the effects of leverage than more junior tranches.

CLO Manager Risk. CLOs are managed by investment advisers independent of the Adviser and the Subadviser. CLO managers are responsible for selecting, managing and replacing the underlying loans within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests. This risk may be more pronounced given the Fund’s investments in private credit CLOs.

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Broadly Syndicated Bank Loans Risk. The Fund may invest directly or indirectly in broadly syndicated bank loans. Broadly syndicated bank loans (“BSLs”) are typically originated and structured by banks on behalf of large corporate borrowers. The proceeds of BSLs are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. BSLs are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. Investments in BSLs may expose the Fund to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation. Fluctuations in the market price of securities may affect the value of the BSL’s investments and may increase the risks inherent in such investments. The ability to sell the investments in the market may depend on demand, which may be impracticable or impossible in certain market environments. Despite diversification, high concentration may arise in certain markets. Problems may be encountered in the valuation or sale of certain investments, and in some cases, investments may have to be sold below their value. Some investments may involve assets which are exposed to high market, credit and liquidity risks (including the risk of insolvency or bankruptcy of the borrower). Investments may be leveraged at the level of the investment (e.g., by margin borrowing or otherwise). If the capital gains on the investments acquired with leverage are greater than the interest on the loans, the investment’s assets will increase faster than if no leverage had been used. In the event of price falls, this leverage is outweighed by a more rapid decline in the investment’s assets.

Repurchase Offer Risk. The Fund is a closed-end management investment company that operates as an interval fund. As such, pursuant to Rule 23c-3 under the 1940 Act, the Fund and adopted a fundamental policy that cannot be changed without shareholder approval, to make quarterly offers to repurchase between 5% and 25% of the Fund’s then outstanding Shares, or such other amount as the Fund’s Board may determine and as permitted under applicable rules, regulations, or relief. Subject to applicable law and Board approval, the Fund currently expects that such quarterly repurchase offers will be limited to 5% of the Fund’s then outstanding Shares at NAV, less any repurchase fee, which is the minimum amount permitted. The first repurchase offer will occur no later than six months (two quarters) after the effective date of this registration statement pursuant to Rule 23c-3(a)(7).

The Fund currently expects that such quarterly repurchase offers will be limited to 5% of the Fund’s then outstanding Shares. The Fund may offer to repurchase higher percentages of outstanding Shares during the initial period following the Fund’s launch, including amounts up to 25% of the Fund’s then outstanding Shares, and the Fund may make discretionary repurchase offers pursuant to paragraph (c) of the Rule.

Except as permitted by the Fund’s share repurchase policy, shareholders will not have the right to require the Fund to repurchase Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to sell their Shares other than through repurchases of their Shares by the Fund, and an investment in the Fund should be considered an illiquid investment.

Share repurchases will generally be funded from available cash or sales of the Fund’s portfolio securities. As a result, Fund’s repurchase obligations may affect its ability to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund’s assets under management may diminish over time as a result of repurchases, resulting in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and limiting the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. If the Fund does not have sufficient cash and other liquid assets to meet its repurchase obligations, the Fund intends, if necessary, to sell investments. Because the Fund intends to employ leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the repurchase request deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the repurchase request deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may decline during the time between the repurchase request deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to tendering shareholders and shareholders who continue to hold Shares in the Fund.

Loan Risk. In addition to the risks typically associated with high yield/high-risk fixed income securities, the loans in which the Fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

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Loan Participations and Assignments Risk. Loan participations and assignments are subject to the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests, and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Sovereign Debt Risk. The issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government.

Derivatives Risk. Derivative and other similar transactions (collectively referred to in this section as “derivatives” or “derivatives contracts”) are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. The Fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives may give rise to a form of leverage which magnifies the potential for gain and the risk of loss. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. In addition, some derivatives transactions may involve potentially unlimited losses.

Derivative contracts entered into for hedging purposes may also subject the Fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a foreign currency forward contract is entered into and the date it expires.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Fund’s ability to invest in derivatives as the Fund’s Subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted rules and regulations enacting provisions of the Dodd-Frank Act. Some requirements may directly impact the Fund, including, for example, the CFTC’s rules that apply an aggregation standard for position limit purposes. Other requirements, even if not directly applicable to the Fund (for example, limits or requirements imposed on the Fund’s transaction counterparties), may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Fund’s income or deferring its losses. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Fund or the Adviser and/or Subadviser to comply with particular regulatory requirements.

Counterparty Risk. When the Fund engages in investment techniques in which it relies on another party to consummate the transaction, the Fund is subject to the risk of default by the other party. To the extent that the Fund enters into multiple transactions with a single or limited number of counterparties, the Fund will be subject to increased levels of counterparty risk.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in more risk to the Fund’s shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the Fund’s costs of borrowing, the costs of derivatives transactions used to generate leverage the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The expenses of a borrowing program and/or of a derivatives transaction will be borne by shareholders and, consequently, will result in a reduction of the NAV of the Fund’s Shares.

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Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by a person subject to the person’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest.

A reverse repurchase agreement has the same economic effect as borrowing money and therefore gives rise to leverage risk. Reverse repurchase agreements also involve the risk that the buyer of the securities sold might be unable to deliver them when the selling investor seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the seller’s obligation to repurchase the securities, and the seller’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

In October 2020, the SEC adopted Rule 18f-4 related to the use of derivatives, short sales, reverse repurchase agreements, and certain other transactions by registered investment companies (the “derivatives rule”). Under the derivatives rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions.

Non-Diversification Risk. As a non-diversified investment company, the Fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the Fund takes concentrated positions in a small number of issuers, the Fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.

Income Risk. Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

Structured Notes Risk. Structured notes are subject to interest rate risk, market risk, liquidity risk and counterparty risk. They are also subject to credit risk with respect to both the issuer and, if applicable, the reference asset or borrower. Structured notes may have a limited trading market, making it difficult to value or sell them at an acceptable price.

Convertible Securities Risk. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/ or price unfavorable to the Fund.

Sanctions Risk. The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.

Currency Rate Risk. Because the foreign securities in which the Fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Fund’s Shares is calculated in U.S. dollars, it is possible for the Fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Illiquid and Restricted Securities Risk. Certain securities in which the Fund invests may be difficult to sell at a time and price beneficial to the Fund, for example due to low trading volumes or legal restrictions.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Risks associated with rising interest rates are heightened under current market conditions given that the U.S. Federal Reserve has raised interest rates from historically low levels and may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Because rates on certain floating rate debt securities typically

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reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The historically low-interest rate environment in recent years heightens the risks associated with rising interest rates.

Middle Market Loan Risk. Investment in middle market companies involves a number of significant risks. Generally, little public information exists about these companies, and the Fund is required to rely on the ability of the Subadviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Subadviser is unable to uncover all material information about these companies, it may not be able to make a fully informed investment decision, and the Fund may lose money on its investments.

Newly Issued Securities Risk. The credit obligations in which the Fund invests may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of the Fund during periods in which it has a small asset base. The impact of new issues on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.

Mutual Fund Investing Risk. The Fund’s performance may be adversely affected by the assets owned by other mutual funds in which it invests, and the layering of expenses associated with the Fund’s investment in other funds may cost shareholders more than direct investments would have cost.

Exchange-Traded Funds (ETFs) Risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs to the Fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.

Affiliated Fund Risk. The Subadviser may select and substitute affiliated and/or unaffiliated mutual funds, which may create a conflict of interest.

Extended Settlement Risk. Newly issued CLOs purchased in the primary market typically experience delayed or extended settlement periods. In the period following such a purchase and prior to settlement these CLOs may be considered less liquid than similar CLOs available in the secondary market. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

New Fund Risk. As a newly organized entity, the Fund has no operating history. The Fund’s Shares have no history of public trading.

No Guarantee Risk. There is no guarantee that the Fund will meet its objective.

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Management Risk. The Subadviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

MANAGEMENT OF THE FUND

The Board of Trustees

The Fund is governed by a board of trustees (the “Board”) that is responsible for the overall supervision of the Fund, including establishing the Fund’s policies, general supervision, and review of its investment activities, and performs the various duties imposed on trustees under the 1940 Act and under Delaware law. The Board consists of four trustees, three of whom are not “interested persons” of the Fund as that term is defined by the 1940 Act.

The Adviser and Subadviser

Virtus Investment Advisers, LLC (the “Adviser”) is the adviser to the Fund and is located at One Financial Plaza, Hartford, CT 06103. The Adviser is an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business, serves as the investment adviser to open- and closed-end regulated investment companies. As of December 31, 2024, the Adviser had approximately $44.3 billion in assets under management.

Virtus Fixed Income Advisers, LLC (“VFIA” or the “Subadviser”), an affiliate of the Adviser, is located at One Financial Plaza, Hartford, CT 06103. The Subadviser operates through its divisions, Seix Investment Advisors (“Seix”) and Stone Harbor Investment Partners (“Stone Harbor”), in providing investment management services to the Fund. As of December 31, 2024, the Subadviser had approximately $33.3 billion in assets under management.

The Seix division of VFIA is a specialty fixed income manager providing investment grade and leveraged finance capabilities. As of December 31, 2024, the Seix division of the Subadviser had approximately $12.6 billion in assets under management.

The Stone Harbor division of VFIA is a global credit specialist with expertise in emerging and developing markets debt, with three decades of informed experience allocating risk in complex areas of the fixed income markets. As of December 31, 2024, the Stone Harbor division of VFIA had approximately $5.4 billion in assets under management.

The Fund pays the Adviser a monthly fee calculated at an annual rate of 1.25% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (the “managed assets” of the Fund). The management fee paid by the Fund will vary based on the extent to which the Fund borrows for investment purposes. As a result, the management fee, as a percentage of net assets, will differ based on the amount of Borrowings.

The Subadviser is paid a monthly subadvisory fee at a total rate of 50% of the net advisory fee paid by the Fund to the Adviser. The subadvisory fee paid to VFIA is then divided equally among its Seix and Stone Harbor divisions pursuant to separate subadvisory agreements executed by VFIA on behalf of its Seix division and by VFIA on behalf of its Stone Harbor division.

The Adviser has contractually agreed to limit the Fund’s annual operating expenses, excluding certain expenses such as sales charges and any Early Withdrawal Charges; interest; any fees or expenses relating to financial leverage; other leverage; taxes; borrowing expenses (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities); interest; brokerage commissions; expenses incurred in connection with any merger or reorganization; extraordinary, unusual, or infrequently occurring expenses (such as litigation); acquired fund fees and expenses; and dividend expenses, if any, so that such expenses do not exceed, on an annualized basis, 1.00% for Class A shares, 0.75% for Class I shares, and 1.50% for Class U shares, for a period of two years through [ ], 2027. Following this contractual period, the Adviser may discontinue the expense reimbursement arrangement at any time. The reimbursements are accrued daily and received monthly.

Under certain conditions, the Adviser may recapture expenses reimbursed and/or fees waived under the fee waiver arrangement for a period of three years after the date on which such amounts were reimbursed or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any recapture, and any such recapture may not cause the Fund’s expense ratio (after any recapture amount is taken into account) to exceed (i) the expense cap in place at the time such amounts were reimbursed or waived, and (ii) the Fund’s current expense cap, if any.

A discussion regarding the basis for the Board approving the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s first annual report to shareholders, when available.

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Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly owned subsidiary of Virtus and an affiliate of the Adviser, serves as administrator to the Fund. As the Fund’s administrator, VFS generally assists with and oversees the administration of the Fund’s day-to-day operations, subject to the overall authority of the Fund’s Board. For the services rendered to the Fund by VFS, the Fund pays VFS a monthly fee at an annual rate of 0.10% of the average daily managed assets of the Fund, where “managed assets” are defined as the value of the total assets of the Fund minus the sum of all liabilities of the Fund other than debt entered into for the purposes of leverage, determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. eastern time).

Expenses

The Fund pays all expenses incurred in the operation of the Fund and offering of its Shares, including, among others, interest, taxes, brokerage fees and commissions, fees of trustees who are not affiliated persons of the Adviser, expenses of trustees’ and shareholders’ meetings including the cost of printing and mailing proxies, expenses of Fund officers attending trustee meetings as required, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of Shares, expenses of issue and sale of Shares (to the extent not borne by its underwriter(s) pursuant to an agreement with the Fund), expenses of printing and mailing share certificates representing Shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its Shares with the SEC to the extent required by law, and registering or qualifying its Shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders to the extent required by law. Additionally, if authorized by the Board, the Fund shall pay for extraordinary expenses and expenses of a nonrecurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

Portfolio Management

The following employees of the Subadviser are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: James E. Craige, CFA, and George Goudelias. Messrs. Craige and Goudelias have served as the Fund’s portfolio managers since its inception.

Mr. Craige serves as Chief Investment Officer and a Portfolio Manager of Stone Harbor. Prior to joining the predecessor to Stone Harbor in 2006, he served as Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.

Mr. Goudelias serves as the Chief Investment Officer of the leveraged finance platform at Seix. Mr. Goudelias joined Seix in 2001 as head of leveraged finance research and launched Seix’s Leveraged Loan strategy in 2005. Prior to joining Seix, he served as senior high yield research analyst at J.P. Morgan Securities.

Please refer to the Statement of Additional Information for additional information about the portfolio managers, including their compensation structure, other accounts managed, and share ownership.

DISTRIBUTION

VP Distributors, LLC (the “Distributor”), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund’s Shares pursuant to an underwriting agreement (the “Distribution Agreement”). The Distributor, located at One Financial Plaza, Hartford, Connecticut 06103, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority. The Distributor is an indirect, wholly owned subsidiary of Virtus.

The Distributor serves as distributor of the Shares on a best-efforts basis, subject to certain terms and conditions under the Distribution Agreement. The Shares will be continuously offered through the Distributor and certain financial intermediaries that have agreements with the Distributor. Shares will be offered at NAV per Share (plus any applicable sales load) as calculated on each business day. The Distributor is not obligated to sell any specific amount of the Fund’s Shares.

The Fund and the Distributor have the sole right to accept orders to purchase the Fund’s Shares and reserve the right to reject any order in whole or in part.

The Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. The Distributor will not currently act as a market maker in Fund Shares. Therefore, an investment in the Shares should be considered an illiquid investment suitable only for investors who can bear the risks associated with limited liquidity.

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DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute net investment income to shareholders monthly and declare and distribute net realized capital gains to shareholders annually. The Fund has adopted a dividend reinvestment plan (the “Plan”) pursuant to which all dividends will automatically be reinvested in additional Shares unless the shareholder elects to opt out of the Plan and receive dividends in cash. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by wire or check mailed directly to the address of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Fund’s sub-transfer agent, BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent (the “Plan Agent”). Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact such institution for details. An investor holding Shares that participate in the Plan in a brokerage account may not be able to transfer the Shares to another broker and continue to participate in the Plan.

There is no sales or other charges on Shares received pursuant to the Plan, and any Shares received will be issued at their NAV on the ex-dividend date. The Plan Agent will provide written confirmations of all transactions pursuant to the Plan.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Agent at [ ].

For a discussion of the tax treatment and characterization of the Fund’s distributions, please refer to the section of this prospectus entitled “U.S. Federal Income Tax Matters.”

SHARE CLASSES

The Fund and the Adviser have sought exemptive relief to issue multiple classes of Shares with varying sales loads, an early withdrawal charge, and/or asset-based service and/or distribution fees. There can be no assurance that such multi-class exemptive relief (the “18f-3 Relief”) will be obtained. Subject to receiving the 18f-3 Relief, the Fund adopted a multi-class plan (the “Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act which governs how open-end investment companies may offer multiple classes of Shares with different rights and restrictions. Although the Fund is not an open-end investment company, the Fund adopted the Multi-Class Plan pursuant to which the Fund may implement, among other things, a multi-class structure, distribution fees, and servicing fees. Pursuant to the Multi-Class Plan, each class of Shares of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, powers, and restrictions. However, pursuant to the Multi-Class Plan, each class of Shares of the Fund has a different designation, bears its own class-specific expenses, and has separate voting rights on any matter in which the interests of one class differ from the interests of any other class.

The Fund registered three classes of Shares with this prospectus. Class U shares are not currently offered for sale. Each share class represents an investment in the same portfolio of securities but has its own expense structure and shareholder servicing and distribution arrangements and charges as reflected below:

	Class A Shares	Class I Shares	Class U Shares*
Maximum Sales Charge	2.75%	None	None
Target Distribution Channel	RIA Channel	Advisory Programs	Brokerage Firms
Distribution Fee	0.25%	None	0.75%
Minimum Initial Investment^	$25,000	$1,000,000	$25,000
* Not currently offered for sale.
^ There is no minimum subsequent investment amount.

Sales Charges

An investor may be required to pay commissions and/or other forms of compensation to a broker for transactions in a share class, which are not reflected in the disclosure in this section.

Class A Shares

Investors purchasing Class A shares may be charged a sales load of up to 2.75% based on the amount of their net investment in the Fund. The sales load payable by each Class A share investor depends upon the amount invested by such investor and whether such investor participates in a program to reduce or waive the sales charge, as discussed below.

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The following sales loads apply to your purchases of Class A shares of the Fund:

Amount of Transaction Plus Applicable Rights of Accumulation	Sales Charge as a Percentage of Offering Price	Dealer Discount or Agency Fee as a Percentage of Offering Price

Less than $50,000	2.75%	2.25%
$50,000 but less than $100,000	2.25%	2.00%
$100,000 but less than $250,000	1.75%	1.50%
$250,000 but less than $500,000	1.25%	1.00%
$500,000 but less than $1 million	1.00%	1.00%
$1 million or more	None	None

In certain instances, you may be entitled to a reduction or waiver of the Class A sales charge. For instance, you may be entitled to a sales charge discount on Class A shares if you purchase more than a certain dollar amount (a “breakpoint”). The availability of certain sales charge waivers and discounts may depend on whether you purchase your Shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges).

Your financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and/or waiver. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial representative at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts offered by the Fund but not available through a particular intermediary, to receive these waivers or discounts, shareholders must either purchase Fund Shares through an intermediary that offers such waivers or discounts, or directly from the Fund. If you or your financial representative requires additional assistance, you may also contact VFS by calling toll-free 800-243-1574.

Class A Sales Charge Reductions and Waivers

Investors may qualify for a reduced or no initial sales charge (load) through utilization of a Letter of Intent, Right of Accumulation, Gifting of Shares, Purchase by Associations, or Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. These reductions and waivers do not apply to any Early Withdrawal Charge that may be applied to certain redemptions.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of Shares of the Fund if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Fund. Shares worth 5% of the Letter of Intent amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the Shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of Shares of the Fund if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Fund or its agents at the time of purchase to exercise this right.

Gifting Shares. If you make a gift of Shares of the Fund, upon your request you may combine purchases, if made at the same time, of any class of Shares of the Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the Fund’s right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to the Fund or its agents at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase investment company shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. For 180 days after you sell your Class A shares for which you previously paid a sales charge, you may purchase Class A shares of the Fund at NAV, with no sales charge, by reinvesting all or part of the proceeds received from the sale of your Class A shares, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the Fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders. If you fall within any one of the following categories, you will not

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have to pay a sales charge on your purchase of Class A shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the Shares so acquired will not be resold except to the Fund:

(1)	Trustee, director or officer of the Fund or any other open-end or closed-end fund advised by the Adviser or an affiliate of the Adviser;

(2)	Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Fund’s Adviser, Subadviser, or Distributor;

(3)	Any private client of the Adviser or an affiliate of the Adviser;

(4)	Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(5)	Any qualified retirement plan exclusively for persons described above;

(6)	Any officer, director or employee of a corporate affiliate of the Adviser, the Subadviser, or the Distributor;

(7)	Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(8)	Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(9)

Any employee or agent who retires from the Distributor and/or their corporate affiliates or from Phoenix Life Insurance Company (“PNX”), as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(10)

Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

(11)	Any person with a direct rollover transfer of Shares from the Fund;

(12)	Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(13)

Any unallocated account held by a third-party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(14)	Any deferred compensation plan established for the benefit of any trustee or director of Virtus, the Fund, or any open-or closed-end fund advised by the Adviser or any of its corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A shares:

(15)	Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients;

(16)

Purchasers of Class A shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy Shares for their own accounts or the accounts of their clients;

(17)

Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy Shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or

(18)

Clients of investment professionals or financial planners who buy Shares for their own accounts but only if their accounts are linked to a master account of their investment professional or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements.

Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing Shares.

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Class I Shares

Class I shares do not charge a sales charge and are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit-sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the Adviser, the Subadviser or their affiliates, and to Trustees of the Fund and trustees/directors of any open-or closed-end fund advised by the Adviser or any of its corporate affiliates, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I shares, you will pay no sales charge. There are no distribution fees applicable to Class I shares. If you transact in Class I shares through a financial intermediary, your financial intermediary may charge you a fee such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose. Class I shares generally require a minimum initial investment of $1 million with no minimum subsequent investment.

Class U Shares

Class U shares are “shelf” registered and are not currently offered for sale. If and when offered, Class U shares will not charge a sales charge and will be offered primarily through brokerage firms. Class U shares are subject to a distribution fee of up to 0.75% per year of the Fund’s average daily net assets attributable to Class U shares under the 12b-1 Plan. Class U shares generally require a minimum initial investment of $25,000 with no minimum subsequent investment.

Early Withdrawal Charge

The Fund and the Adviser sought exemptive relief to assess an early withdrawal charge (the “Early Withdrawal Charge”), which is a distribution-related fee payable to the Distributor, on Shares submitted for repurchase that have been held for less than one year. There can be no assurance that such relief will be obtained. Subject to receiving the relief, the Early Withdrawal Charge will equal 2.00% of the NAV of any Shares repurchased. Once shareholders have held Shares for longer than one year, no Early Withdrawal Charge will be assessed in association with a Share repurchase. The Early Withdrawal Charge is not applied to Shares issued under the Dividend Reinvestment Plan. An Early Withdrawal Charge may be waived by the Distributor in circumstances where doing so is in the best interests of the Fund and does not discriminate unfairly against any shareholder.

Distribution Plans

The Fund and the Adviser have sought exemptive relief to implement distribution plans for Class A shares and Class U shares pursuant to Rule 12b-1 under the 1940 Act. There can be no assurance that such exemptive relief (the “12b-1 Relief”) will be obtained. Subject to receiving the 12b-1 Relief, the Fund adopted separate distribution plans for Class A shares and Class U shares (together, the “12b-1 Plans”), to compensate the Distributor and/or financial intermediaries for distribution related services provided to or procured for Class A shares and its shareholders, and Class U shares and its shareholders at such time Class U shares are offered for sale. The 12b-1 Plans operate in a manner consistent with Rule 12b-1 under the 1940 Act, which governs how open-end investment companies may bear distribution related expenses. Although the Fund is not an open-end investment company, if the 12b-1 Relief is obtained, the Fund will undertake to comply with Rule 12b-1 pursuant to the 12b-1 Plans.

The maximum distribution fee that may be charged to Class A shares is 0.25%. The maximum distribution fee that may be charged to Class U shares is 0.75%.

It is anticipated that all the distribution fees paid by Class A shares and Class U shares will be paid to financial intermediaries through which shareholders purchase their Shares. Because these fees are paid on an ongoing basis out of the assets of Class A shares and Class U shares, as applicable, over time these fees will increase the cost of investing in Class A shares and Class U shares.

Compensation to Dealers

Dealers and other entities that enter into special arrangements with the Distributor or VFS, the Fund’s transfer agent, may receive compensation for the sale and promotion of Shares of the Fund. Such fees are in addition to the sales commissions referenced above and may be based on the amount of sales of Fund Shares by a dealer, the provision of assistance in marketing of Fund Shares, access to sales personnel and information dissemination services, and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

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Dealers and other entities that enter into special arrangements with the Distributor or VFS may receive compensation from or on behalf of the Fund for providing certain recordkeeping and related services to the Fund or its shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees, or networking fees. They are not for the sale, promotion, or marketing of the Fund’s Shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third-party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” The Distributor reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor may also agree to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and shareholders. Shareholders should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or VFS may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to shareholders. Shareholders should make due inquiry of any party recommending the Fund for purchase to ensure that such shareholders are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

Other Payments to Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees or make payments to brokers or other entities to assist in, or in connection with, the sale of the Fund’s shares. If you transact in Class I shares through a financial intermediary, your financial intermediary may charge you a fee such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding any such charges or fees.

PURCHASING SHARES

To Open An Account

∎ Through a financial professional: Contact your financial professional. Some financial professionals may charge a fee and may set different minimum investments or limitations on buying shares.

∎ Through the mail: Complete a new account application and send it with a check payable to the Fund. Mail them to: Virtus Global Credit Opportunities Fund, P.O. Box 534470, Pittsburgh, PA 15253-4470.

∎ Through express delivery: Complete a new account application and send it with a check payable to the Fund. Send them to: Virtus Global Credit Opportunities Fund, Attn. 534470 AIM 154-0520, 500 Ross Street, Pittsburgh, PA 15262.

∎ By Federal Funds wire: Call us at 800-243-1574 (press 1, then 0).

∎ By Systematic Purchase: Complete the appropriate section on the application and send it with your initial investment payable to the Fund. Mail them to: Virtus Global Credit Opportunities Fund, P.O. Box 534470, Pittsburgh, PA 15253-4470.

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∎ By telephone exchange: Call us at 800-243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the Fund’s transfer agent or an authorized agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Fund’s transfer agent or an authorized agent, each in legible form. However, the Fund, its transfer agent, or other authorized agent may consider a request to be not in good order even after receiving all required information if any of them suspects that the request is fraudulent or otherwise not valid.

The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.

In compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Registered representatives/investment advisors may call the Fund at 800-243-1574 for additional assistance when completing an application.

If the transfer agent does not have a reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

The Fund reserves the right to refuse any purchase order for any reason, including any purchase order that may disrupt the efficient management of the Fund. The Fund will notify the investor of any such rejection in accordance with industry and regulatory standards, which is generally within three business days. The Fund further reserves the right to close an account (or to take such other steps as the Fund or its agents deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end management investment company that operates as an interval fund. As such, pursuant to Rule 23c-3 under the 1940 Act, the Fund and adopted a fundamental policy that cannot be changed without shareholder approval, to make quarterly offers to repurchase between 5% and 25% of the Fund’s then outstanding Shares, or such other amount as the Fund’s Board may determine and as permitted under applicable rules, regulations, or relief. Subject to applicable law and Board approval, the Fund currently expects that such quarterly repurchase offers will be limited to 5% of the Fund’s then outstanding Shares at NAV, less any repurchase fee, which is the minimum amount permitted. The first repurchase offer will occur no later than six months (two quarters) after the effective date of this registration statement pursuant to Rule 23c-3(a)(7).

Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 calendar days, but no later than 42 calendar days, before the deadline to accept such repurchase offer. The repurchase price will be determined no later than 14 days after the repurchase request deadline, or the next business day if the 14th day is not a business day. A schedule setting forth these dates is available on the Fund’s website at [ ].

The Fund may offer to repurchase higher percentages of outstanding Shares during the initial period following the Fund’s launch, including amounts up to 25% of the Fund’s then outstanding Shares, and the Fund may make discretionary repurchase offers pursuant to paragraph (c) of the Rule.

Except as permitted by the Fund’s repurchase policy, shareholders will not have the right to require the Fund to repurchase Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to sell their Shares other than through repurchases of their Shares by the Fund. The Fund may not suspend or postpone a repurchase offer except pursuant to a vote of majority of the Board of Trustees, including those Trustees who are not “interested persons” of the Fund, and only as permissible under Rule 23c-3(b)(3) which allows for suspension or postponement of a repurchase offer under certain enumerated circumstances.

Repurchase Dates

Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 calendar days, but no more than 42 calendar days, before the deadline to accept such repurchase offer. The repurchase price will be determined no later than 14 days after the repurchase request deadline, or the next business day if the 14th day is not a business day. A schedule setting forth these dates is available on the Fund’s website at [ ].

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Repurchase Request Deadline

When a repurchase offer commences, the Fund sends, at least 21 calendar days, but no more than 42 calendar days, before the repurchase request deadline, written notice to each shareholder setting forth, among other things:

∎	That the Fund is offering to repurchase its securities from shareholders at NAV;

∎	The repurchase fees, if any (not to exceed 2%);

∎	The repurchase offer amount;

∎	The dates of the repurchase request deadline, repurchase pricing date, and repurchase payment date;

∎	The risk associated with fluctuating NAV during the time between the repurchase request deadline and the pricing date, and the possibility that the Fund may use an earlier repurchase pricing date;

∎	The procedure for tendering shares and the right of shareholders to withdraw or modify their repurchase requests until the repurchase request deadline;

∎	The process for repurchasing on a pro rata basis;

∎	The circumstances under which the Fund may suspend or postpone the repurchase offer;

∎	The NAV as determined no more than seven days before the date of the repurchase notification and the means by which shareholders may ascertain the NAV thereafter; and

∎	The market price, if any, of the Shares on the date such NAV was determined, and the means by which shareholders may ascertain the market price, if any, thereafter.

This notice may be included in a shareholder report or other Fund document. Shareholders that hold their Shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender Shares on their behalf. The repurchase request deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the repurchase acceptance deadline, the shareholder will be unable to liquidate their Shares until a subsequent repurchase offer, and will have to submit a new, timely repurchase request in good order in the next repurchase offer.

Determination of Repurchase Price and Payment for Shares

The repurchase price will be determined no later than the 14th day (or the next business day if the 14th day is not a business day) following the repurchase request deadline. Shareholders participating in the repurchase offer will bear the risk or receive the benefit of any market changes impacting the Fund’s NAV during the time between the repurchase request deadline and the repurchase pricing date. The Fund will distribute payment for all Shares repurchased pursuant to a repurchase offer not later than seven days after the repurchase pricing date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially during the time between the repurchase request deadline and repurchase pricing date. The method by which the Fund calculates its NAV is discussed above under “Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting the Fund’s website at www.Virtus.com or calling the Fund’s transfer agent at 1-800-243-1574.

The Fund does not currently intend to charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.0% of the repurchase proceeds that would be retained by the Fund to offset non-de minimis costs related to the repurchase incurred by the Fund, directly or indirectly. The Fund may introduce or modify the amount of the repurchase fee at any time so long as the repurchase fee does not exceed 2.0% of the repurchase proceeds pursuant to Rule 23c-3(b)(1). The Fund may also waive or reduce the repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase of Fund Shares or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension of Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the trustees, including a majority of trustees who are not “interested

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persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M the Code; (2) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be submitted for repurchase before the Fund will honor repurchase requests. However, the Fund’s Board set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s then outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders submit for repurchase an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares submitted for repurchase on a pro rata basis.

If any Shares that you wish to have repurchased by the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period of time between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests. The Board has adopted written procedures pursuant to Rule 23c-3 under the 1940 Act that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so as to allow it to comply with (i) the fundamental policy regarding share repurchases, and (ii) the Fund’s liquidity requirements. Specifically, the Fund is required to maintain liquid assets (assets that can either be sold or disposed of in the ordinary course of business at their approximate NAV and within the time it takes for the Fund to pay repurchase proceeds, or assets that mature by the repurchase payment deadline) that are equal to at least 100% of the repurchase offer amount from the time the Fund provides notification of a share repurchase offer through the repurchase pricing date.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market.

There is no assurance that the Fund will be able sell a significant amount of additional shares so as to mitigate these effects. The repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Federal Income Tax Matters” below and “Tax Status” in the Statement of Additional Information.

NET ASSET VALUE

The following is a description of the procedures used by the Fund to value its assets:

The Board has adopted a valuation policy and approved procedures for determining the value of investments of the Fund. Pursuant to the valuation policy and Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as its “valuation designee” for fair value determinations.

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The Fund calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the Fund and the number of outstanding shares of that class. In general, the Fund calculates a share price for each class by:

∎	adding the values of all securities and other assets of the Fund;

∎	subtracting liabilities; and

∎	dividing the result by the total number of outstanding shares of that class.

Pursuant to Rule 23c-3(b)(7), the Fund must calculate the share price (i) on at least a weekly basis at a time set by the Board, (ii) on a daily basis for the five business days before a repurchase request deadline, and (iii) at least daily when the Fund is offering the Shares.

Assets: Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Fund’s NAV. As required, some securities and assets are valued at fair value as determined by the Adviser. Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (NAV): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the Fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of the Fund is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the NYSE is open for trading. The Fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If the Fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the Fund do not price their shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How are securities fair valued?

If market quotations are not readily available or available prices are not reliable, the Fund determines a “fair value” for an investment according to policies and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the Adviser or the Subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the Fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the Fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements; (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the Adviser or

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Subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its NAV at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the Fund’s authorized agents in good order prior to the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) will be executed based on that day’s NAV; investments received by the Fund’s authorized agent in good order after the close of regular trading on the NYSE will be executed based on the next business day’s NAV. Shares credited to your account from the reinvestment of the Fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next business day on which the Fund’s NAV is calculated following the dividend record date.

U.S. FEDERAL INCOME TAX MATTERS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Internal Revenue Code of 1986, as amended, and U.S. Treasury Regulations (the “Regulations”) promulgated thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a shareholder that holds Shares as a capital asset and is a U.S. Shareholder.

A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

• an individual who is a citizen or resident of the United States;

• a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

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Taxation of the Fund

The Fund intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually, as a RIC under subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will qualify as a RIC if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.

In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to shareholders (including amounts that are reinvested pursuant to the Plan). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at the regular corporate rate.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss

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(defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with OID, may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a distribution to shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify, and maintain its qualification to be subject to tax as a RIC and to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Fund. If at least 50% of the value of the Fund’s total assets at the close of each quarter of its tax year is represented by interests in other RICs, the Fund may elect to “pass-through” to shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions

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during a tax year made by the Fund before such losses were recognized would be re-characterized as a return of capital to the shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each shareholder’s tax basis in Fund Shares.

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Furthermore, under U.S. Treasury Regulations, certain income derived by the Fund from a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC to the extent the PFIC makes distributions of that income to the Fund or if the income was derived with respect to the Fund’s business of investing. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Fund shareholders, and which will be recognized by Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Some of the CLOs in which the Fund invests may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. Shareholders of a CFC, such as the Fund, regardless of whether a U.S. Shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. As such, the Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to ensure the Fund’s continued qualification as a RIC and/or maximize the Fund’s after-tax return from these investments. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-

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qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The remainder of this discussion assumes that the Fund has qualified and maintain its qualification as a RIC and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a shareholder has owned Shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s tax basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a shareholder receiving Shares under the Plan will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.

A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the shareholder’s original investment.

It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to shareholders.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Distributions made by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and generally will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

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If a person acquires Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such Shares.

Distributions paid by the Fund generally will be treated as received by a shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by shareholders on December 31 of the calendar year in which the distribution was declared.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

Sale or Exchange of Shares

The transfer of Shares generally will result in a taxable gain or loss to the transferring shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her Shares or fewer than all his or her Shares tendered are repurchased, there is a risk that such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to such tendering shareholders and non-tendering shareholders, in each case whose percentage interests in the Fund increase as a result of such tender. On the other hand, shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

In general, U.S. Shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applied to ordinary income (currently at 21%). Non-corporate shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

The Fund (or if a U.S. Shareholder holds Shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions,

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if any, eligible for the preferential maximum rate generally applicable to long-term capital gains. Distributions paid by the Fund generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

Under U.S. Treasury Regulations, if a shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their Financial Intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident Shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.

The U.S. federal income taxation of a shareholder that is not a U.S. Shareholder (a “non-U.S. Shareholder”), depends on whether the income that the shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. Shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax applicable to non-U.S. Shareholders.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% U.S. tax.

Furthermore, properly reported distributions by the Fund and received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency

49

gains) would be ineligible for this potential exemption from withholding. The Fund currently does not expect to report the Fund’s “qualified net interest income” and “qualified short-term capital gains” during the year. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form).

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CAPITAL STRUCTURE AND SHARES

The following is a brief description of the Fund’s capital structure and shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund’s amended and restated declaration of trust (the “Declaration of Trust”) and bylaws (the “Bylaws”). The Declaration of Trust and Bylaws are each an exhibit to the registration statement of which this Prospectus is a part.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest, with no par value per share. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

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Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange, or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Declaration of Trust, or a resolution of the Board. There will be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the shareholders. Under the Declaration of Trust, the Fund is not required to hold annual meetings of shareholders. The Fund only expects to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of shareholders. Investors may buy Shares of the Fund through Financial Intermediaries.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue preferred Shares by action of the Board without the approval of shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred Shares.

Outstanding Securities

The following table sets forth information about the Fund’s outstanding Shares as of [ ].

	Amount Authorized	Amount Held by the Fund for its own Account	Amount Outstanding
Class A Shares	Unlimited	[ ]	[ ]
Class I Shares	Unlimited	[ ]	[ ]

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, lack of good faith or gross negligence in the performance of his or her duties, or reckless disregard of his or her obligations and duties under the Agreement. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

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The Investment Advisory Agreement and the Sub-Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties, the Adviser or the Sub-Adviser, as the case may be, is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that, by action of the initial Trustee or by action of a majority of the Trustees as may then be in office, the initial Trustee or any subsequent Trustees may from time to time establish the number of Trustees at a number not less than three. As set forth in the Declaration of Trust, each Trustee shall serve during the lifetime of the Fund until he or she (a) dies, (b) resigns, (c) is declared incompetent by a court of appropriate jurisdiction, or (d) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. To the extent that the 1940 Act requires that Trustees be elected by shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of shareholders at which a quorum is present, and except as may be otherwise required by applicable law or any provision of the Declaration of Trust, any Statement or the Bylaws.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) from office (a) with or without cause at any meeting of shareholders by a vote of two-thirds of the Outstanding Shares of the Fund, or (b) with or without cause at any time by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective..

Action by Shareholders

The Declaration of Trust provides that shareholder action can be taken at a meeting of shareholders or by written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the shareholders with respect to any matter submitted to a vote of the shareholders.

No shareholder may bring a derivative or similar action or proceeding in the right of the Fund or any class to recover a judgment in its favor unless each of the following conditions is met: (i) each complaining shareholder was a shareholder of the Fund or of the class on behalf of or in the right or name of which the action is proposed to be brought, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the Fund or the affected class at the time the demand required by subparagraph (iii) was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand on the Trustees requesting that the Trustees cause the Fund to file the action itself on behalf of the Fund or the affected class, which demand shall meet the conditions set forth under Section 9.8(a)(iii) of the Declaration of Trust; (iv) shareholders who held (or subsequently acquired in accordance with subparagraph (i) above) Shares of the affected classes at the times specified in subparagraphs (i) and (ii) above and who own, at the commencement of the derivative action, Shares representing at least ten percent (10%) of the outstanding Shares of the Fund or the affected class must join in initiating the derivative action; and (v) a copy of the proposed derivative complaint must be served on the Fund, assuming the requirements of subparagraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with paragraph Section 9.8(c). The foregoing requirements shall not apply to any claims brought under federal securities law, or the rules and regulations thereunder.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may make certain amendments to the Declaration of Trust without any vote of shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle shareholders to appraisal rights.

Waiver of Jury Trial

The Declaration of Trust provides that each Trustee, officer, shareholder and Person beneficially owning an interest in the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the

52

fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

Exclusive Jurisdiction

The Declaration of Trust provides that each Trustee, officer, shareholder and Person beneficially owning an interest in the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Fund or its business and affairs, the Statutory Trust Act, the Declaration of Trust or the Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. In submitting to the jurisdiction of the courts of Delaware, a Trustee, officer, shareholder or Person beneficially owning an interest in the Fund may have to bring suit in an inconvenient and less favorable forum. This provision shall not apply to claims arising under federal or state securities laws.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination

ANTI-TAKEOVER PROVISIONS

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with cause only by action taken by two-thirds of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer or sale or transfer of substantially all of the Fund’s assets. The Fund or any class of Shares of the Fund may be terminated upon the affirmative vote of three-quarters (3/4) of the Trustees and written notice to the shareholders of the Fund or such class as the case may be. To convert the Fund to an open-end investment company, the Declaration of Trust requires the affirmative vote of three-quarters (3/4) of the Trustees then in office followed by (a) by the approval of the holders of a majority of the Fund’s outstanding Shares, which means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund (a “Majority Shareholder Vote”), at a meeting of shareholders called for the purpose, voted in person or by proxy, or (b) by the written consent, without a meeting, of holders of Shares whose consents, taken together, constitute a Majority Shareholder Vote, provided that if there are preferred shares outstanding, a Majority Shareholder Vote of the preferred shares voting as a separate class shall also be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any Statement relating to Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. The Board has considered these anti-takeover provisions, including provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, and determined that these anti-takeover provisions are in the best interests of shareholders. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon serves as the Fund’s custodian pursuant to a custody agreement. Virtus Fund Services, LLC, One Financial Plaza, Hartford, Connecticut 06103, serves as the Fund’s transfer agent. The Bank of New York Mellon also serves as the Fund’s sub-transfer agent pursuant to a sub-transfer agency and shareholder servicing agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP is the Fund’s independent registered public accounting firm and is expected to render an opinion annually on the Fund’s financial statements.

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LEGAL MATTERS

Certain legal matters in connection with the offering of Shares will be passed upon for the Fund by Dechert, LLP, the Fund’s counsel.

CONTROL PERSONS

As of the date of this prospectus, there are [ ] who control the Fund. For purposes of the foregoing statement, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement filed with the SEC. Pursuant to the final rule and form amendments adopted by the SEC on April 8, 2020 to implement certain provisions of the Economic Growth, Regulatory Relief, and Consumer Protection Act, the Fund is permitted to “incorporate by reference” the information filed with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering will be incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents:

•	the Fund’s statement of additional information, dated [ ] relating to this prospectus

You may obtain copies of any information incorporated by reference into this prospectus, at no charge, by calling 1-800-243-1574 toll-free, by writing to the Fund at Virtus Global Credit Opportunities Fund, 101 Munson Street, Greenfield, Massachusetts 01301-9683, or by visiting the Fund’s website (www.Virtus.com). The Fund’s periodic reports filed pursuant to Section 30(b)(2) of the 1940 Act and Sections 13 and 15(d) of the Exchange Act, as well as this prospectus and the statement of additional information, are available on the Fund’s website www.Virtus.com.

THE FUND’S PRIVACY POLICY

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the SEC. The Fund has in effect the following policy and procedures with respect to nonpublic personal information about its current and former customers:

•

The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

•

The Fund conducts its business affairs through the Board, officers and third parties that provide services pursuant to agreements with the Fund. The Fund has no employees. It is anticipated that the Board and the officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

•	The Fund may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

•

The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Fund has adopted the following procedures:

•

The Fund will determine that the policies and procedures of its affiliates and service providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

•

The Fund will direct each of its service providers to adhere to the privacy policy of the Fund and to its privacy policy with respect to all customer information of the Fund and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

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•	Each service provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

For more information about the Fund’s privacy policies call 1-800-243-1574 (toll-free).

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Virtus Global Credit Opportunities Fund

Class A Shares

Class I Shares

Class U Shares

PROSPECTUS DATED [    ]

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THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

VIRTUS GLOBAL CREDIT OPPORTUNITIES FUND

[        , 2025]

101 Munson Street

Greenfield, MA 01301-9683

This Statement of Additional Information (“SAI”) provides additional information regarding the Virtus Global Credit Opportunities Fund’s (the “Fund”) prospectus, as filed with the Securities and Exchange Commission (the “SEC”) and dated [ ], 2025 (the “Prospectus”), which is incorporated herein by reference. This SAI is not a prospectus and should only be read in conjunction with the Prospectus as may be supplemented from time to time. You may obtain a copy of the Fund’s Prospectus and other information without charge by calling 1-800-243-1574 or by writing to Virtus Funds II, 101 Munson Street, Greenfield, MA 01301-9683. You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov). Because the Fund is newly organized and has not commenced operations as of the date of this SAI, the Fund does not have any financial history. Accordingly, audited financial statements and financial highlights are not available as of the date of this SAI. The Fund will provide audited financial statements and financial highlights when they are available.

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Fund’s Prospectus.

GLOSSARY

1933 Act	The Securities Act of 1933, as amended
1940 Act	The Investment Company Act of 1940, as amended
Administrator, or VFS	Virtus Fund Services, LLC, the Fund’s administrator and transfer agent
Adviser	Virtus Investment Advisers, LLC, the Fund’s investment adviser
BNY	The Bank of New York Mellon, the Fund’s custodian, sub-administrator, and accounting agent
BNY Mellon IS	BNY Mellon Investment Servicing (US) Inc., the Fund’s sub-transfer agent and shareholder servicing agent
Board	The Board of Trustees of the Fund (also referred to as the “Trustees”)
Code	The Internal Revenue Code of 1986, as amended, which is the law governing U.S. federal taxes
Distributor	VP Distributors, LLC, the Fund’s distributor
ETFs	Exchange traded funds
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings, Inc.
Fund	Virtus Global Credit Opportunities Fund
IBOR	Interbank Offered Rate
IMF	International Monetary Fund, an international organization seeking to promote international economic cooperation, international trade, employment and exchange rate stability, among other things
Independent Trustees	Those members of the Board who are not “interested persons” as defined by the 1940 Act
IRS	The United States Internal Revenue Service, which is the arm of the U.S. government that administers and enforces the Code
LIBOR	London Interbank Offered Rate
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NYSE	New York Stock Exchange
OCC	Options Clearing Corporation, a large equity derivatives clearing corporation
OTC	Over-the-counter
PIK	Payment-in-kind
PERLS	Principal Exchange Rate Linked Securities
Prospectus	The Prospectus to which this SAI relates
PricewaterhouseCoopers LLP	The Fund’s independent registered public accounting firm
RIC	Regulated investment company, a designation under the Code indicating a U.S.-registered investment company meeting the specifications under the Code allowing the investment company to be exempt from paying U.S. federal income taxes
S&P	S&P Global Ratings
SAI	The Fund’s statement of additional information
SEC	U.S. Securities and Exchange Commission
SMBS	Stripped Mortgage-Backed Securities
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average Rate
Seix	Seix Investment Advisors, an investment management division of the Fund’s Subadviser
Stone Harbor	Stone Harbor Investment Partners, an investment management division of the Fund’s Subadviser
Subadviser	The Fund’s investment subadviser, Virtus Fixed Income Advisers, LLC, acting through its divisions Seix and Stone Harbor
VIA	Virtus Investment Advisers, LLC., the Fund’s investment adviser
VFIA	Virtus Fixed Income Advisers, LLC, the Fund’s investment subadviser
Virtus	Virtus Investment Partners, Inc., parent company of the Adviser, Subadviser, and VFS
Virtus Fund Complex	The family of funds advised by the Adviser or an affiliate of the Adviser, consisting of the Fund, The Merger Fund®, The Merger Fund® VL, the series of Virtus Alternative Solutions Trust, the series of Virtus Asset Trust, the series of Virtus Equity Trust, the series of Virtus Event Opportunities Trust, the series of Virtus Investment Trust, the series of Virtus Opportunities Trust, the series of Virtus Retirement Trust, the series of Virtus Strategy Trust, the series of Virtus Variable Insurance Trust, the series of Virtus Managed Account Completion Shares (MACS) Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund, Virtus Equity & Convertible Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Stone Harbor Emerging Markets Income Fund, and Virtus Total Return Fund Inc., DNP Select Income Fund Inc., DTF Tax-Free Income 2028 Term Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc.
World Bank	International Bank for Reconstruction and Development, an international financial institution that provides loans to developing countries for capital programs

THE FUND

The Virtus Global Credit Opportunities Fund (the “Fund”) is a newly organized, non-diversified closed-end management investment company that operates as an interval fund. The Fund was formed on November 12, 2024 as a Delaware statutory trust and intends to register three classes of common shares: Class A shares, Class I shares, and Class U shares. The Fund intends to initially offer Class A shares and Class I shares for sale (the “Shares”). Class U shares are not currently offered for sale.

As an interval fund, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“1940 Act”) to make quarterly offers to repurchase between 5% and 25% of the Fund’s then outstanding Shares, or such other amount as the Fund’s Board of Trustees (the “Board”) may determine and as permitted under applicable rules, regulations, or relief. Subject to applicable law and Board approval, the Fund currently expects that such quarterly repurchase offers will be limited to 5% of the Fund’s then outstanding Shares at NAV, less any repurchase fee, which is the minimum amount permitted. The first repurchase offer will occur no later than six months (two quarters) after the effective date of this registration statement pursuant to Rule 23c-3(a)(7).

ADDITIONAL INVESTMENT ACTIVITIES AND RESTRICTIONS

The Fund’s primary investment objectives are to provide high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. The Fund is non-diversified under the 1940 Act. The Fund’s primary investment strategies are described in the Prospectus.

The following is a description of the various investment policies in which the Fund may engage, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Fund’s Subadviser may, but is not required to, buy any of the following instruments or use any of the following techniques, and would do so only if it believes that doing so will help to achieve the Fund’s investment objective. The Fund’s Subadviser is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Unless otherwise stated herein, all the Fund’s investment policies and restrictions to which it may be subject may be changed by the Board of Trustees (the “Board”) without approval by or notice to shareholders.

Fundamental Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding common shares, which, as used in this SAI, means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1) Purchase securities if, after giving effect to the purchase, more than 25% of its respective total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government, its agencies or instrumentalities);

(2) Make loans, provided the Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets and except to the extent permitted under the 1940 Act as interpreted, modified, or otherwise permitted from time to time by the SEC or other regulatory authority having jurisdiction;

(3) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

(5) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; or

(6) Borrow money or issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act as interpreted, modified, or otherwise permitted from time to time by the SEC or other regulatory authority having jurisdiction.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline (as described in the Prospectus), or the next business day if the 14th day is not a business day.

Other Information Regarding Fundamental Restrictions

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset.

Accordingly, any later increase or decrease resulting from a change in values or assets, from other circumstances, or from any subsequent rating change made by a rating service (or as determined by the Fund’s Subadviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always comply with the borrowing policies set forth above.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental investment restriction regarding concentration in a particular industry, (i) securities of the U.S. Government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although, to the extent sufficient information is reasonably available, the Fund will consider the holdings of an underlying registered investment company in applying its concentration policy), (ii) if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied, and (iii) any loan in which the Fund invests will be considered an investment in the industry in which the underlying borrower of the loan is included.

Temporary Borrowings

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” The Subadviser manages the Fund without regard generally to restrictions on portfolio turnover. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs such as dealer mark-ups and mark-downs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains, including short-term capital gains (which are generally taxed as ordinary income upon distribution in the form of dividends to shareholders at ordinary income tax rates).

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Debt Investing

The Fund will invest in debt, or fixed income, instruments. Debt, or fixed income, instruments (which include but are not limited to corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt instruments are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the instrument’s maturity. Some debt instruments, such as zero-coupon bonds (discussed below), do not pay interest but may be sold at a deep discount from their face value.

Yields on debt instruments depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt instruments with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt instruments, while a decline in interest rates generally will increase the value of the same instruments. The achievement of the Fund’s investment objective depends in part on the continuing ability of the issuers of the debt instruments in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt instruments are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt instruments may be materially affected.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”) which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in classes of CDO securities that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities

A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities may have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities often rank senior to common stock in a corporation’s capital structure and, therefore, are often viewed as entailing less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are often viewed by the issuer as future common stock, they are often subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

The Fund’s Subadviser will select only those convertible securities for which it believes (a) the underlying common stock is an appropriate investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, the Fund may invest in convertible debt securities rated less than investment grade.

Debt securities rated less than investment grade are commonly referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High-Yield Fixed Income Securities (Junk Bonds)” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)

Corporate Debt Securities

The Fund may invest in debt securities issued by corporations, limited partnerships and other similar entities. The Fund’s investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Fund’s Subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Dollar-denominated Foreign Debt Securities (“Yankee Bonds”)

The Fund may invest in “Yankee Bonds,” which are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to factors that may impact the issuer or the issuer’s foreign parent such as access to publicly available information, less securities regulation, war, or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods. (See “Foreign Investing” in this section of the SAI for additional information about investing in foreign countries.)

Duration

Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

High-Yield Fixed Income Securities (“Junk Bonds”)

Investments in securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is generally considered to be significantly greater than issuers of higher- rated securities because such securities are usually unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the Fund’s NAV.

Low-rated securities often contain redemption, call, or prepayment provisions which permit the issuer of the securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly traded market. Due to the limited liquidity of low-rated securities, to the extent the Fund needs to liquidate these types of securities the Fund may be forced to do so at a substantial discount. Any such liquidation could result in a reduced rate of return for the Fund.

Interest Rate Environment Risk

Changing interest rates, may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. A low interest rate environment may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments. Alternatively, a general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale. To the extent the Fund needs to sell assets at such a time, this could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Further, Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and the Fund’s share price to decline or create difficulties for the Fund in disposing of investments. To the extent the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than if the Fund that does not invest in derivatives.

The Fund could also be forced to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund.

Inverse Floating Rate Obligations

Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, the Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.

Similar to other variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund holding these instruments could lose money and its NAV could decline.

Letters of Credit

Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Fund’s Subadviser, are of investment quality comparable to other permitted investments of the Fund may be used for Letter of Credit-backed investments.

Loan and Debt Participations and Assignments

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

There is typically a limited amount of public information available about loans because loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. Certain of the loans in which the Fund may invest may not be considered “securities,” and therefore the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. The Fund may come into possession of material, non- public information about a borrower as a result of the Fund’s ownership of a loan or other floating-rate instrument of the borrower.

Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to enter into a transaction in a publicly traded security of the borrower when it would otherwise be advantageous to do so.

Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Fund’s ability to buy or sell loans; (ii) negatively affect the transaction price; affect the counterparty credit risk borne by the Fund; (iv) impede the Fund’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Fund to adverse tax or regulatory consequences.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Fund’s Subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

The Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund’s Subadviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

Loan participations and assignments may be illiquid.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, the Fund’s rights against the borrower may be more limited than those held by the original lender.

The Fund may invest significantly in floating rate loans that have interest rate provisions which were previously linked to the London Interbank Offer Rate (“LIBOR”) or otherwise continue to reference synthetic LIBOR. LIBOR was used extensively in the U.S. and globally as a “benchmark.” As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions.

Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which replaced U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which replaced GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. There is no single replacement rate which will act as LIBOR’s successor. It is uncertain what effect divergent benchmark rates will have on the price and liquidity of certain equity and debt securities in which the Fund may invest.

The elimination of LIBOR, changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV.

The shift from LIBOR to alternative reference rates like SOFR also brings pricing challenges for borrowers and loan issuers, who prefer exposure to credit benchmarks that will adjust to shifts in credit market conditions. SOFR is based on the U.S. repurchase agreement market, which has no credit risk and may fall during times of stress. LIBOR, by contrast, measures bank borrowing costs and generally rose during periods of stress. Lenders are adapting by pricing loans with a spread to SOFR. However, there are risks that this spread could underprice risks if there are unexpected periods of credit stress.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Participations on Creditors’ Committees

While the Fund does not intend to invest in securities to exercise control over the securities’ issuers, the Fund may, from time to time, participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may deem the Fund an “insider” of the issuer for purposes of the Federal securities laws, and expose the Fund to material non-public information of the issuer, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Fund’s Subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Payable in Kind (“PIK”) Bonds

PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or “in kind,” which means in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. The market prices of PIK bonds generally are more volatile than the market prices of securities that pay interest periodically, and they are likely to respond to changes in interest rates to a greater degree than similar bonds on which regular cash payments of interest are being made.

Ratings

The rating or quality of a debt security refers to a rating agency’s assessment of the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s, S&P or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

After the Fund purchases a debt security, the rating of that security may be reduced below the minimum rating acceptable for purchase by the Fund. A subsequent downgrade does not require the sale of the security, but the Fund’s Subadviser will consider such an event in determining whether to continue to hold the obligation. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Fund will invest in securities which are deemed by the Fund’s Subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Sovereign Debt

The Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Fund may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the International Monetary Fund (“IMF”), and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Fund may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Fund holds non-performing sovereign debt, the Fund may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

Brady Bonds

The Fund may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Stand-by Commitments

The Fund may purchase securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the desired flexibility and liquidity. Standby commitments acquired by the Fund are valued at zero in determining the Fund’s NAV. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Strip Bonds

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations

The Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These securities may carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

The floating and variable rate obligations that the Fund may purchase include variable rate demand securities. Variable rate demand securities are variable rate securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on variable rate demand securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

When the Fund purchases a floating or variable rate demand instrument, the Fund’s Subadviser will monitor, on an ongoing basis, the ability of the issuer to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement between the bank and the Fund’s custodian.

The floating and variable rate obligations that the Fund may purchase also include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund’s interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.

Zero and Deferred Coupon Debt Securities

The Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” bonds) or until maturity (“zero coupon” bonds). The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is normally initially issued at a discount from face value. Alternatively, the bond may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by the Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, when the Fund invests in zero or deferred coupon bonds, there is a risk that the value of the Fund’s shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in such bonds.

Even though zero and deferred coupon bonds may not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements.

Derivative Instruments and Other Leveraged Transactions

The Fund may invest in various types of derivatives or other leveraged transactions, which may at times result in significant exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity- linked derivatives.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or in pursuit of its investment objective(s) and policies (to seek to enhance returns). When the Fund invests in a derivative and other leveraged transactions, the risks of loss of that derivative may be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. In addition to other considerations, the Fund’s ability to use derivative instruments may be limited by tax considerations.

Investments in derivatives and other leveraged transactions may subject the Fund to special risks in addition to normal market fluctuations and other risks inherent in investment in securities. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The risks of investing in derivatives and other leveraged transactions include leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

SEC Rule 18f-4 (“Rule 18f-4”) regulates the ability of the Fund to enter derivative transactions and other leveraged transactions. Under Rule 18f-4, the Fund is required to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements and similar financing transactions continue to be subject to the asset coverage requirements, and a fund trading reverse repurchase agreements needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio (unless the Fund treats such agreements and transactions as derivatives for all purposes under the rule). In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a nonstandard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. The Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the limits on borrowings as described in the “Leverage” section of the Prospectus, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

Commodity Interests

Certain of the derivative investment types permitted for the Fund may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. Investing in commodity interests, outside of certain conditions required to qualify for exemption or exclusion, will cause the Fund to be deemed a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules. In that event, the Adviser will be registered as a Commodity Pool Operator, the Fund’s Subadviser will be registered as a Commodity Trading Adviser, and the Fund will be operated in accordance with CFTC rules. Because of the applicable registration requirements and rules, investing the Fund’s assets in commodity interests could cause the Fund to incur additional expenses. Alternatively, to the extent that the Fund limits its exposure to commodity interests in order to qualify for exemption from being considered a commodity pool, the Fund’s use of investment techniques described in its Prospectus and this SAI may be limited or restricted. However, as of the date of this SAI, the Fund intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations. As a result, the Adviser has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under another CFTC regulation.

Credit-linked Notes

Credit-linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle that sells credit protection through a credit default swap agreement in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the credit default swap. Should a default occur, the special purpose vehicle would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Equity-linked Derivatives

The Fund may invest in equity-linked derivative products, the performance of which is designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or to a single stock. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the securities purchased to replicate a particular investment or that such basket will replicate the investment.

Investments in equity-linked derivatives may constitute investments in other investment companies. (See “Other Investment Companies” in this section of the SAI for information regarding the implications of the Fund investing in other investment companies.)

Foreign Currency Forward Contracts, Futures and Options

The Fund may engage in certain derivative foreign currency exchange and option transactions involving investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Fund’s Subadviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the Fund may experience adverse consequences, leaving it in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Fund’s Subadviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a regulated investment company.

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.

The Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For certain hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

When engaging in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. (The Fund may also purchase or sell foreign currency on a spot basis, as discussed in “Foreign Currency Transactions” under “Foreign Investing” in this section of the SAI.)

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Hedging techniques do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.

The Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. In that case, the Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Fund’s Subadviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Foreign currency forward contracts, futures and options may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non- business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

The types of derivative foreign currency exchange transactions most commonly employed by the Fund are discussed below, although the Fund is also permitted to engage in other similar transactions to the extent consistent with the Fund’s investment limitations and restrictions.

Foreign Currency Forward Contracts

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Foreign Currency Futures Transactions

The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies. (See “Foreign Currency Options” and “Futures Contracts and Options on Futures Contracts,” in this section of the SAI.) The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Foreign Currency Options

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

The value of a foreign currency option depends upon the value of the underlying currency relative to the other referenced currency. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by the Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

For additional information about options transactions, see “Options” in this section of the SAI.

Foreign Currency Warrants

Foreign currency warrants such as currency exchange warrants are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between two specified currencies as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants may be used to reduce the currency exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants could be considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Performance Indexed Paper

Performance indexed paper is commercial paper the yield of which is linked to certain currency exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the designated currencies as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities (“PERLS”)

PERLS are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the particular currencies at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the currency to which the security is linked appreciates against the base currency and is adversely affected by increases in the exchange value of the base currency. “Reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the base currency and adversely impacted by increases in the value of other currency. Interest payments on the securities are generally made at rates that reflect the degree of currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the currency exchange risk, or relatively lower interest rates if the issuer has assumed some of the currency exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Future Contracts and Options on Futures Contracts

The Fund may use interest rate, foreign currency, dividend, volatility or index futures contracts. An interest rate, foreign currency, dividend, volatility or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, dividend basket or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, and it is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Except as otherwise described in this SAI, the Fund will limit their use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with Federal regulations. The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expect to earn interest income on their initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

The requirements of the Code for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time.

Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

The successful use of futures contracts and related options may also depend on the ability of the Fund’s Subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off- setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

For additional information about options transactions, see “Options” in this section of the SAI.

Mortgage-Related and Other Asset-Backed Securities

The Fund may purchase mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments, where applicable. For this and other reasons, an asset-backed security’s stated maturity may be different, and the security’s total return may be difficult to predict precisely.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. The longer the remaining maturity of a security the greater the effect of interest rate changes will be. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Fund’s Subadviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” therefore is generally considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Subadviser’s estimates of future economic parameters, which may vary from actual future values. Generally fixed income securities with longer effective durations are more responsive to interest rate fluctuations than those with shorter effective durations. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Descriptions of some of the different types of mortgage-related and other asset-backed securities most commonly acquired by the Fund are provided below. In addition to those shown, other types of mortgage-related and asset-backed investments are, or may become, available for investment by the Fund.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. The amount of principal payable on each monthly payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass- through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals

CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid.

Mortgage Pass-through Securities

Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government- related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass- through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/ or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage- related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s Subadviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI by virtue of the exclusion from the test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass- through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

The Fund will consider the assets underlying privately-issued, mortgage-related securities, and other asset-backed securities, when determining the industry of such securities for purposes of the Fund’s industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI, and as a result such securities may not be deemed by the Fund to represent the same industry or group of industries. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Other Asset-Backed Securities

Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Stripped Mortgage-backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid.

The Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund’s investment objectives and policies.

Options

The Fund may purchase or sell put and call options on securities, indices and other financial instruments. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, volatility, credit default, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the OCC.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

If the only derivatives in which the Fund invests are covered options, options written by the Fund will be covered and will remain covered as long as the Fund is obligated as a writer. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that the Fund buys an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. If the Fund that has written an option and is unable to effect a closing purchase transaction it will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Options trading is a highly specialized activity that entails more complex and potentially greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

There are several other risks associated with options. For example, there are significant differences among the securities, currency, volatility, credit default and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the- counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Options on Indexes and “Yield Curve” Options

The Fund may enter into options on indexes or options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.

With respect to yield curve options, a call or put option is covered if the Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. The Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The trading of these types of options is subject to all of the risks associated with the trading of other types of options. In addition, however, yield curve options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Reset Options

In certain instances, the Fund may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

SOFR Instruments

The Fund may invest in SOFR instruments. instruments. SOFR instruments are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. SOFR futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use SOFR instruments to hedge against changes in interest rates or to enhance returns.

SOFR obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, SOFR obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, SOFR obligations will undergo the same type of credit analysis as domestic issuers in which the Fund invests.

Swaptions

The Fund may enter into swaption contracts, which give the right, but not the obligation, to buy or sell an underlying asset or instrument at a specified strike price on or before a specified date. Over-the-counter uncleared swaptions, although providing greater flexibility, may involve greater credit risk than exchange-traded options as they are not backed by the clearing organization of the exchanges where they are traded, and as such, there is a risk that the seller will not settle as agreed. The Fund’s financial liability associated with swaptions is linked to the marked-to-market value of the notional underlying investments. Purchased swaption contracts are exposed to a maximum loss equal to the price paid for the option/swaption (the premium) and no further liability. Written swaptions, however, give the right of potential exercise to a third party, and the maximum loss to the Fund in the case of an uncovered swaption is unlimited.

Swap Agreements

The Fund may enter into swap agreements on, among other things, interest rates, indices, securities and currency exchange rates. The Fund’s Subadviser may use swaps in an attempt to obtain for the Fund a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Uncleared swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard uncleared swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Because uncleared swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund’s Subadviser will cause the Fund to enter into uncleared swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. (See “Repurchase Agreements” in this section of the SAI.) Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

CFTC rules dictate that certain swap agreements be considered commodity interests for purposes of the CEA. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications of investments being considered commodity interests under the CEA.) The SEC and the CFTC have developed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a comprehensive regulatory framework for swap transactions. Under the regulations, certain swap transactions are required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the regulations impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. The Fund engaging in swap transactions may incur additional expenses as a result of these regulatory requirements.

Credit Default Swap Agreements

The Fund may enter into credit default swap agreements. A credit default swap is a bilateral financial contract in which one party (the protection buyer) pays a periodic fee in return for a contingent payment by the protection seller following a credit event of a reference issuer. The protection buyer must either sell particular obligations issued by the reference issuer for its par value (or some other designated reference or strike price) when a credit event occurs or receive a cash settlement based on the difference between the market price and such reference price. A credit event is commonly defined as bankruptcy, insolvency, receivership, material adverse restructuring of debt, or failure to meet payment obligations when due. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing; however, if an event of default occurs, the Fund receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a periodic fee throughout the term of the contract, provided there is no default event; if an event of default occurs, the Fund must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Fund as a seller, coupled with the periodic payments previously received, may be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties deemed creditworthy by the Fund’s Subadviser.

Dividend Swap Agreements

A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded over the counter rather than on an exchange.

Inflation Swap Agreements

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. Inflation swap agreements may be used by the Fund to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments. One factor that may lead to changes in the values of inflation swap agreements is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap agreement.

Total Return Swap Agreements

“Total return swap” is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows based upon an agreed rate. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. A total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, which is often LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between the two parties. No notional amounts are exchanged with total return swaps.

Variance and Correlation Swap Agreements

Variance swap agreements are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Actual variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swap agreements are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories. The Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

Equity Securities

While the Fund generally does not intend to invest in equity securities, equity or other non-traditional debt securities that may be included as part of a restructuring of a debt security may be held by, or acquired in the Fund if the Subadviser, defined below, deems it to be in the Fund’s best interests. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.

Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long- term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

Underlying Funds

The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. Investment companies in which the Fund may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in all of the securities included in the index, a representative sample of the securities included in the index, or other investments expected to produce returns substantially similar to that of the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a frequent basis.

In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 NAV per share. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)

Under the 1940 Act, a fund generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a fund may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC. The SEC has adopted exemptive rules, including Rule 12d1-4 under the 1940 Act, to permit funds of funds to exceed these limits when complying with certain conditions, which differ depending upon whether the funds in which a fund of funds invests are affiliated or unaffiliated with the fund of funds.

The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring the Fund to invest a percentage of its assets in a certain type of investments (e.g., credit-related instruments), the Fund generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds.

Certain investment companies in which the Fund may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If a Fund invests in such an investment company, the Fund will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the Fund is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the Fund of investing in commodity interests.)

Investors in each Fund should recognize that when a Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Equipment Trust Certificates

Equipment trust certificates are debt certificates issued by a company in order to buy mechanical equipment, with the equipment serving as the debt’s collateral.

Foreign Investing

The Fund may invest in a broad range of securities of foreign issuers, including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets” or “frontier markets.” The Fund may also invest in domestic securities denominated in foreign currencies.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self- sufficiency and balance of payment positions. Finally, the Fund may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or their investors.

The Fund may use an eligible foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

Settlement procedures relating to the Fund’s investments in foreign securities and to the Fund’s foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund’s domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

To the extent the Fund that has exposure to certain countries, it can be expected to be impacted by the political and economic conditions within such countries. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, it is more likely to be impacted by events or conditions affecting that country or region. There is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s vote to exit the EU in June 2016. In March 2017, the United Kingdom invoked a treaty provision that sets out the basics of a withdrawal from the EU and provides that negotiations must be completed within two years, unless all EU member states agree on an extension. The United Kingdom left the EU on January 31, 2020, followed by a transition period during which businesses and others prepared for the new post-Brexit rules that took effect on January 1, 2021. While a limited deal was reached prior to December 31, 2020, many aspects are still to be determined, including those related to financial services. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the United Kingdom from the European Union, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Continuing Brexit issues and negotiations may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the United Kingdom. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the United Kingdom, EU countries, other countries or parties that transact with the United Kingdom and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Fund’s investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Depositary Receipts

The Fund may hold ADRs, ADSs, GDRs and EDRs. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of the Fund’s investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.

Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values generally depend on the performance of a foreign security denominated in its home currency. (The risks of foreign investing are addressed above in this section of the SAI under the heading “Foreign Investing.”) In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as Rule 144A securities which may make them more difficult and costly to sell. (For information about Rule 144A securities, see “Restricted Securities and Securities with Limited Trading Markets (Rule 144A)” in this section of the SAI.)

Emerging Market Securities

The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above.

Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Fund’s Subadviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, a country could impose temporary restrictions on foreign capital remittances, whether because deterioration occurs in an emerging market’s balance of payments or for other reasons. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors.

In December 2020, the Holding Foreign Companies Accountable Act (the “HFCAA”) was signed into law. The HFCAA directs the SEC to prohibit securities of a registrant from being listed on any US stock exchanges if, for three consecutive years, the PCAOB determines it was unable to inspect the auditor of the registrant’s financial statements. The HFCAA also requires a foreign registrant to provide certain disclosures if the registrant files an annual report that includes an audit report from an auditor that was not subject to Public Company Accounting Oversight Board inspection. In December 2021, the SEC adopted final amendments implementing the disclosure and submission requirements of the HFCAA. The potential impact of the HFCAA is unclear at this time, but it may limit the securities in which the Fund may invest.

China Investment via China Bond Connect

The Fund currently does or is permitted to invest in mainland China. Such investments are or are intended to be made through the China Interbank Bond Market (“CIBM”) by way of Bond Connect. Bond Connect is a bond trading link between China and Hong Kong which allows foreign institutional investors to invest in onshore Chinese bonds and other debt instruments traded on the CIBM. The Fund may invest directly in the instruments traded on the CIBM via the Bond Connect.

China Interbank Bond Market Risk

Investment in the CIBM by the Fund is subject to regulatory risks. The relevant rules and regulations on investments in the CIBM are subject to changes which may have potential retrospective effect. In the event that the relevant Chinese authorities suspend accounts opening or trading in CIBM, the Fund’s ability to invest in CIBM will be limited and, after exhausting other trading alternatives, the Fund may suffer a loss of the investment in the CIBM. In addition, any suspension to trading in CIBM may result in the Fund being unable to dispose of securities and may introduce difficulties in repatriating sales proceeds. In turn, this may increase liquidity risk. Moreover, although there is no quota restriction under the CIBM investment regulations, relevant information about the Fund’s investments (such as the anticipated investment size and investment term) needs to be filed with People’s Bank of China (“PBoC”) and an updating filing will be required is there is any significant change to the filed information. It cannot be predicted whether PBoC will make any comments on or require any changes with respect to such information for the purpose of the filing. If so required, the Fund will need to follow PBoC instructions and make the relevant changes accordingly, which, may not be in the best interests of the Fund and the Shareholders from a commercial perspective.

Market volatility and potential lack of liquidity due to low trading volume of certain instruments in the CIBM may result in prices of such instruments traded on such market fluctuating significantly. In addition, certain instruments may rely on market makers to provide liquidity. The Fund investing in such instruments is therefore subject to liquidity and volatility risks. The bid and offer spreads of the prices of such securities may be large, and the Fund may therefore incur significant trading and realization costs in respect of the investment made in the CIBM and may even suffer losses when disposing of such investments.

Foreign Currency Transactions

When investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Further, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Fund’s

Subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the Fund’s Subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities.

The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Fund’s Subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

When the Fund effects foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, the Fund incurs expenses in converting assets from one currency to another. The Fund may also effect other types of foreign currency exchange transactions, which have their own risks and costs. For information about such transactions, please see “Foreign Currency Forward Contracts, Futures and Options” in this section of the SAI.

Foreign Investment Companies

Some of the countries in which the Fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. For additional information, see “Other Investment Companies” in this section of the SAI.

Privatizations

The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Inflation-Protected Securities

The Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. U.S. Treasury Inflation Protected Securities are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation. The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government.

Market Volatility Risk

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

For example, an outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and eventually detected globally. This coronavirus resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 adversely affected the economies of many nations and the entire global economy, individual issuers and capital markets. Future infectious illness outbreaks could affect the economies of many nations or the entire global economy in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which each invests. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs, and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of the Fund’s holdings. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type. The Fund will also be negatively affected if the operations and effectiveness of any of its key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

Money Market Instruments

The Fund may invest in money market instruments, which are high- quality short-term investments. The types of money market instruments most commonly acquired by the Fund are discussed below, although the Fund is also permitted to invest in other types of money market instruments to the extent consistent with the Fund’s investment limitations and restrictions.

Banker’s Acceptances

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Certificates of Deposit

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. They generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund’s yield.

Commercial Paper

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks

The money market instruments in which the Fund may invest include negotiable certificates of deposit, bankers’ acceptances and time deposits of foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. For the purposes of the Fund’s investment policies with respect to money market instruments, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Time Deposits

Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Obligations

Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, FNMA, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Other Investment Companies

The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act.

Investment companies in which the Fund may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in all of the securities included in the index, a representative sample of the securities included in the index, or other investments expected to produce returns substantially similar to that of the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a frequent basis.

In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)

Under the 1940 Act, the Fund generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, the Fund may invest in an investment company in excess of these limits; for instance, with respect to investments made pursuant to exemptive rules adopted and/or orders granted by the SEC. The SEC has adopted exemptive rules to permit a fund investing in other funds to exceed these limits when complying with certain conditions, which differ depending upon whether the underlying funds in which the Fund invests are affiliated or unaffiliated with the Fund. The Fund may rely on these exemptive rules and/or orders to invest in affiliated or unaffiliated mutual funds and/or unaffiliated ETFs.

The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring the Fund to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the Fund generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds.

Certain investment companies in which the Fund may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If the Fund invests in such an investment company, the Fund will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the Fund is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the Fund of investing in commodity interests.)

Investors in the Fund should recognize that when the Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

•

Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

•	Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

•	Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are structured similarly to closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the Fund, they will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the underlying REITs. (See “Mutual Fund Investing” in this section of the SAI.)

Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

Repurchase Agreements

The Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed-upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security.

A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity). The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.

Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Fund’s Subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The Fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.

Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.

A Fund must comply with SEC Rule 18f-4 when engaging in short sales. See “Derivatives Instruments and Other Leveraged Transactions” above.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on NAV. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under 1933 Act.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.

The Fund will enter into reverse repurchase agreements only with parties that the Fund’s Subadviser deems creditworthy, but such investments are still subject to the risks of leverage discussed above.

Securities Lending

Subject to certain investment restrictions, the Fund may lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Short Sales

The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.

A Fund must comply with SEC Rule 18f-4 when engaging in when-issued and delayed delivery transactions. See “Derivatives Instruments and Other Leveraged Transactions” above.

Special Situations

The Fund may invest in special situations that the Fund’s Subadviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

A special situation arises when, in the opinion of the Fund’s Subadviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Step-Up Securities

Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.

Structured Notes

Included among the issuers of emerging market country debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds (see “Brady Bonds” in this section of the SAI), and the issuance by that entity of one or more classes of securities (“Structured Notes”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Notes is dependent on the extent of the cash flow on the underlying instruments. Because Structured Notes of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will depend upon that of the underlying instruments and the terms of the Structured Note.

The Fund is permitted to invest in a class of Structured Notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Notes typically have higher yields and present greater risks than unsubordinated Structured Notes. Although in some circumstances the Fund’s purchase of subordinated Structured Notes may have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

As with any debt obligation, Structured Notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many Structured Notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part of the accuracy of the Adviser’s or Subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Adviser’s or Subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a Structured Investment is a non-U.S. entity, the usual risks associated with investments in non-U.S. securities apply. Structured Notes may be considered derivative securities.

1940 Act Limitations. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these Structured Notes may be limited by the restrictions contained in the 1940 Act described under “Other Investment Companies.” Structured Notes are typically sold in private placement transactions, and there currently is no active trading market for Structured Notes.

Supranational Organizations

The Fund may invest in debt securities issued by supranational organizations such as promissory notes, bonds and debentures. Supranational organizations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Communities, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, World Bank and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including “callable capital” contributed by members at an entity’s call), reserves and net income.

Warrants or Rights to Purchase Securities

The Fund may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. The Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s

Subadviser for inclusion in the Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued and Delayed Delivery Transactions

The Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. However, the Fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous and could cause the Fund to incur expenses associated with unwinding the transaction.

When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

A Fund must comply with SEC Rule 18f-4 when engaging in reverse repurchase agreements. See “Derivatives Instruments and Other Leveraged Transactions” above.

TRUSTEES AND OFFICERS

The Board is responsible for the overall supervision of the Fund, including establishing the Fund’s policies and general supervision and review of their investment activities, and performs the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law. The officers, who administer the Fund’s daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Fund performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Fund has no employees.

Unless otherwise noted, each Trustee of the Fund also serves as a Director and Trustee to other funds in the Virtus Funds Complex. The address of each Trustee and officer is c/o the Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301. There is no stated term of office for Trustees or officers of the Fund.

Independent Trustees(1)
Name, Year of Birth and Number of Portfolios in Virtus Fund Complex Overseen by Trustee(2)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships Held by Trustee During the Past Five Years

Burke, Donald C. YOB: 1960 Portfolios Overseen: 99	Trustee, Since 2024	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006)	Director (2014 to 2021), Duff & Phelps Utility and Corporate Bond Trust Inc.; Director (since 2011), Avista Corp. (energy company); Trustee (2010 to 2014), Goldman Sachs Fund Complex; and Director (2006 to 2010), BlackRock Luxembourg and Cayman Funds.

McDaniel, Connie D. YOB: 1958 Portfolios Overseen: 96	Lead Independent Trustee, Since 2024	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company	Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

Independent Trustees(1)
Name, Year of Birth and Number of Portfolios in Virtus Fund Complex Overseen by Trustee(2)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships Held by Trustee During the Past Five Years

Walton, R. Keith YOB: 1964 Portfolios Overseen: 96	Trustee, Since 2024	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC; Venture Partner (2019 to 2021) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Director (since 2017), certain funds advised by Bessemer Investment Management LLC (9 portfolios); Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; and Trustee (2014 to 2017), AZ Service.

Interested Trustee(2)
Name, Year of Birth and Number of Portfolios in Virtus Funds Complex Overseen by Trustee	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships Held by Trustee During the Past Five Years

Aylward, George R. YOB: 1964 Portfolios Overseen: 109	Chair and President, Since 2024	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Director (since 2023), Stone Harbor Investment Funds plc (12 sub-funds), Stone Harbor Global Funds plc (3 sub-funds) and Virtus Global Funds ICAV (8 sub-funds); Member (since 2021), Board of Governors of the Investment Company Institute; and Director (since 2013), Virtus Global Funds, plc (5 sub-funds).

(1)	Those Trustees listed as “Independent Trustees” are not “interested persons” of the Fund, as that term is defined in the 1940 Act.
(2)

Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser and Subadviser.

Officers

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years

Batchelar, Peter J. YOB: 1970	Senior Vice President since 2024	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer, and Treasurer since 2024	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.

Branigan, Timothy YOB: 1976	Vice President and Chief Compliance Officer since 2024	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Chisolm, Daphne YOB: 1969	Vice President, Counsel, and Assistant Secretary since 2024	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years

Fromm, Jennifer YOB: 1973	Vice President, Counsel, and Assistant Secretary since 2024	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Griswold, Heidi YOB: 1973	Vice President since 2024	Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer since 2024	Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer since 2024	Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Martin, David YOB: 1959	Anti-Money Laundering Officer since 2024	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).

Rahman, Mahmood YOB: 1967	Vice President since 2024	Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President, Fund Administration (2020 to 2023), Virtus Investment Partners, Inc.; various officer positions (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).

Santoro, Kathryn YOB: 1974	Vice President, Chief Legal Officer, Counsel and Secretary since 2024	Vice President and Senior Attorney (since 2024), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2024) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc. Vice President, General Counsel, and Secretary (2021 to 2023), Anuvu Corp.; Managing Counsel (2016 to 2020), Janus Henderson Investors and various officer positions of registered funds advised by Janus Henderson Investors.

Short, Julia R. YOB: 1972	Senior Vice President since 2024	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years

Smirl, Richard W. YOB: 1967	Executive Vice President since 2024	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Thaker, Nikita K. YOB: 1978	Vice President, Controller, and Assistant Treasurer since 2024	Vice President (since 2021) and Assistant Vice President (2016 to 2021), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2013) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Leadership Structure and the Board of Trustees

The Board is currently composed of four trustees, including three Independent Trustees. In addition to five regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established an Audit Committee and a Governance and Nominating Committee to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Trustees of the Fund believe that an effective board should have perspectives informed by a range of viewpoints, skills, expertise, experiences and backgrounds. The Trustees endorse a diverse, inclusive and equitable environment for the Board where all members are respected, valued and engaged. As a result, when identifying and recruiting new Trustees and considering Board composition, committee composition and leadership roles, the Governance and Nominating Committee shall consider, among other attributes, diversity of race, ethnicity, color, religion, national origin, age, gender, disability, sexuality, culture, thought and geography, as well as numerous other dimensions of human diversity.

The Board has appointed Mr. Aylward to serve in the role of Chair and has appointed Ms. McDaniel to serve in the role of Lead Independent Trustee. The Chair’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chair also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and other Trustees. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Amended and Restated Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Lead Independent Trustee’s primary role is to serve as a liaison between the Independent Trustees and the Chair and President of the Fund. The Lead Independent Trustee is responsible for calling meetings of the Independent Trustees, as needed, and presides at all meetings of the Independent Trustees and any Board meeting when the Chair is not present, including executive sessions of the Independent Trustees. The Lead Independent Trustee also serves a key role in reviewing meeting agendas, meeting planning, and the Board’s annual self-assessment process.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, Subadviser, Administrator, and Distributor, provides the Board with the Adviser’s perspective in managing and sponsoring the Fund as well as the perspective of the Subadviser and other service providers to the Fund. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

The Board has established two standing committees to oversee particular aspects of the Fund’s management. The members of each Committee are set forth below:

The Audit Committee

The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee reviews the Fund’s financial reporting procedures, its system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed of all the Fund’s Independent Trustees.

The Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed of all of the Fund’s Independent Trustees.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Fund, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Fund’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Governance and Nominating Committee in care of the Fund’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any Trustee is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He previously held various executive positions with the Adviser, the Subadviser, the Administrator and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.

Donald C. Burke

Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006 to 2009) and Merrill Lynch Investment Managers (1990 to 2006) where he held a number of roles, including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open- and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Connie D. McDaniel

Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director and Governance and Nominating Committee Chairperson of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and served as a member of the Georgia State University Robinson College of Business Board of Advisors (2011 to 2022). Ms. McDaniel is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates, including serving as the vice chair of the board of many such funds.

R. Keith Walton

Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and Senior Adviser at Brightwood Capital, LLC (since 2022). He served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates and certain funds advised by Bessemer Investment Management LLC.

Board Oversight of Risk Management

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by the Fund’s Adviser, Subadviser, Administrator, officers and others. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. The Fund’s Adviser, Subadviser, Administrator, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chair or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the Fund’s portfolio managers and the Subadviser’s senior management meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.

The Board receives regular written reports from the Fund’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. The

Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadviser that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Fund’s advisory, subadvisory, and administration agreements, the Board reviews information provided by the Adviser, the Subadviser and the Administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and the other funds in the Virtus Funds Complex, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Securities Ownership

As of December 31, 2024, the Trustees beneficially owned shares of the Fund and, on an aggregate basis, in investment companies overseen by the Trustee within the Virtus Funds Complex as set forth in the table below.

Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies(1)

George R. Aylward(2)	$0	Over $100,000

Donald C. Burke	$0	Over $100,000

Connie D. McDonald	$0	Over $100,000

R. Keith Walton	$0	Over $100,000

(1)	Holdings exclude any exposure through the Deferred Compensation Plan, which may be counted towards the Trustee Ownership Policy but are not considered ownership for any other purpose.
(2)

Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

As of [     , 2025], the Trustees and Officers of the Fund as a whole owned less than 1% of the outstanding shares of the Fund.

Trustee Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Fund who are interested persons are compensated for their services by the Adviser of the Fund, or an affiliate of the Adviser, and receive no compensation from the Fund. The Fund does not have any retirement plan for its Trustees.

It is estimated that the Trustees will receive the compensation listed in the table below from the Fund for their service during the Fund’s initial fiscal year ending June 30, 2025. For the calendar year ended December 31, 2024, the Independent Trustees received the compensation listed in the table below for their service as Trustees of the Fund and other funds in the same Fund Complex as the Fund. The Interested Trustee does not receive compensation from the Fund or other funds in the Fund Complex.

Trustees	Aggregate Estimated Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Trustee

George R. Aylward(1)	—	—

Donald C. Burke	[ ]	$538,758

Connie D. McDonald	[ ]	$437,292

R. Keith Walton	[ ]	$416,750

(1)

Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser and Subadviser.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The investment adviser to the Fund is VIA, located at One Financial Plaza, Hartford, Connecticut 06103. VIA, an indirect, wholly owned subsidiary of Virtus, had approximately $[ ] billion in assets under management as of March 31, 2025.

Investment Advisory Agreement and Expense Limitation Agreement

The investment advisory agreement, approved by the Board, provides that the Fund will bear all costs and expenses (other than those specifically enumerated as payable by the Adviser) incurred in the operation of the Fund. Such expenses include, but are not limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of the Adviser, the Subadviser, or any of their affiliated persons, expenses of Trustees’ and shareholders’ meetings including the cost of printing and mailing proxies, expenses of Adviser personnel attending Trustee meetings as required, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its underwriter pursuant to an agreement with the Fund), expenses of printing and mailing share certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Fund shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

As compensation for its services to the Fund, the Adviser receives a fee calculated at an annual rate of 1.25% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (the “managed assets” of the Fund).

The Adviser has contractually agreed to limit the Fund’s annual operating expenses, excluding certain expenses such as sales charges and any Early Withdrawal Charges; interest; any fees or expenses relating to financial leverage; other leverage; taxes; borrowing expenses (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities); interest; brokerage commissions; expenses incurred in connection with any merger or reorganization; extraordinary, unusual, or infrequently occurring expenses (such as litigation); acquired fund fees and expenses; and dividend expenses, if any, so that such expenses do not exceed, on an annualized basis, 1.00% for Class A shares, 0.75% for Class I shares, and 1.50% for Class U shares, for a period of two years through [ ], 2027. Following this contractual period, the Adviser may discontinue the expense reimbursement arrangement at any time. The reimbursements are accrued daily and received monthly.

Under certain conditions, the Adviser may recapture expenses reimbursed and/or fees waived under the fee waiver arrangement for a period of three years after the date on which such amounts were reimbursed or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any recapture, and any such recapture may not cause the Fund’s expense ratio (after any recapture amount is taken into account) to exceed (i) the expense cap in place at the time such amounts were reimbursed or waived, and (ii) the Fund’s current expense cap, if any.

The investment advisory agreement also provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereof.

The investment advisory agreement shall remain in effect for a period of two years from the effective date of the Fund’s registration statement, and continues from year to year thereafter provided that (1) such continuance is approved at least annually by either the Trustees or by a vote of the majority of the outstanding shares of the Fund, and (2) the terms and any continuation of the advisory agreement have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Fund or the Adviser, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval. On sixty days’ written notice to the Adviser and without penalty, the Fund may terminate the agreement by a vote of the majority of the outstanding securities of the Fund. The Adviser may terminate the agreement upon sixty days’ notice to the Fund, without the payment of any penalty. The agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the Adviser, the Fund will eliminate all reference to Virtus from its name and will not thereafter transact business in a name using the word Virtus.

Advisory Fees

Because the Fund is newly organized, no advisory fees have been paid to the Adviser as of the date of this SAI.

Subadviser and Subadvisory Agreement

The Adviser has entered into a subadvisory agreement with respect to the Fund. The subadvisory agreement provides that the Adviser will delegate to the Subadviser the performance of certain of its investment management services under the Investment Advisory Agreement with respect to the Fund. The Subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. The Adviser remains responsible for the supervision and oversight of the Subadviser’s performance. The subadvisory agreement is initially scheduled to remain in effect for two years and will continue in effect from year to year if specifically approved by the Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by the Adviser out of its advisory fees from the Fund and are shared equally among the Subadviser’s divisions providing investment management services to the Fund, Seix and Stone Harbor.

VFIA, an affiliate of VIA, has its principal office at One Financial Plaza, Hartford, CT 06103. VFIA operates through its investment management divisions, Seix and Stone Harbor, in subadvising the Fund. As of March 31, 2025, the three divisions that make up VFIA managed approximately $[ ] billion in aggregate assets under management.

The Seix investment management division of VFIA is a specialty fixed income manager providing investment grade and leveraged finance capabilities that can serve as the core of a fixed income allocation or as a dynamic complement to an existing portfolio. As of March 31, 2025, the Stone Harbor division of VFIA had approximately $[ ] billion in assets under management.

The Stone Harbor division of VFIA is a global credit specialist with expertise in emerging and developed markets debt, with three decades of informed experience allocating risk in complex areas of the fixed income markets. As of March 31, 2025, the Stone Harbor division of VFIA had approximately $[ ] billion in assets under management.

Subadvisory Fees

Because the Fund is newly organized, no sub-advisory fees have been paid to the Subadviser as of the date of this SAI.

OTHER SERVICE PROVIDERS

Administrator and Transfer Agent

VFS is the Fund’s administrator pursuant to an administration agreement, and VFS also serves as the Fund’s transfer agent pursuant to a transfer agency agreement. VFS is an indirect, wholly owned subsidiary of Virtus and an affiliate of the Adviser.

For its services as administrator, the Fund pays VFS an asset-based fee that is calculated daily and paid monthly at an annual rate of 0.10% of the Fund’s average daily managed assets.

Because the Fund is newly organized, no administration fees have been paid to VFS pursuant to the administration agreement as of the date of this SAI.

For its services as transfer agent, the Fund pays VFS an asset-based fee that is calculated daily and paid monthly at an annual rate ranging from 0.045% to 0.0375% of the Fund’s average daily net assets.

VFS is authorized to engage subagents to perform certain shareholder servicing and other functions. Pursuant to an agreement among the Fund, VFS, and The Bank of New York Mellon (“BNY”), BNY serves as sub-administrator and accounting agent. Pursuant to an agreement among the Fund, VFS, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon IS”), BNY Mellon IS serves as sub-transfer agent and shareholder servicing agent. For performing such services, BNY receives a monthly fee from the Fund as approved by the Board.

Custodian

The BNY serves as the Fund’s custodian. The custodian, as designated by the Board, holds the Fund’s securities and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Fund. The Fund has authorized the Custodian to appoint one or more sub-custodians for the assets of the Fund held outside the United States.

Legal Counsel to the Fund

Dechert, LLP serves as legal counsel to the Fund and reviews certain legal matters for the Fund in connection with various matters, including the shares offered by its registration statement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Fund. The independent registered public accounting firm or one of its affiliates also provides other accounting and tax-related services as requested by the Fund from time to time. PwC’s business address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

As described in the Fund’s Prospectus, the portfolio managers responsible for managing the Fund’s investments are James E. Craige and George Goudelias.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Subadviser may have in place that could benefit the Fund and/or such other accounts. The Board has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. The Subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, any conflicts of interest between the investment strategies of the Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following tables provide information as of [     ], regarding all accounts managed by the portfolio managers and portfolio management team members for the Fund as named in the Prospectus. In the tables, Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations. The portfolio managers managing the Fund may also manage or be members of management teams for other funds in the Virtus Funds Complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
James E. Craige	Registered Investment Companies:	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts:	[ ]	$[ ]	[ ]	$[ ]
George Goudelias	Registered Investment Companies:	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts:	[ ]	$[ ]	[ ]	$[ ]

Portfolio Manager Compensation

Virtus, along with certain of its affiliated investment management firms, including the Subadviser (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals.

Seix Portfolio Manager Compensation

Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, deferred cash, retention bonuses, and/or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance. A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position. Each portfolio manager’s bonus incorporates an evaluation of the Fund’s investment performance as well as other factors, including subjective factors. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time.

Where applicable, investment performance is determined by comparing the Fund’s pre-tax total return to the returns of the Fund’s peer group and/or benchmark over multi-year periods. Where portfolio managers are responsible for multiple funds or other managed accounts, each product is weighted based on its size and relative strategic importance. Other factors that may be considered in the calculation or payout of incentive bonuses include: adherence to compliance policies; risk management practices; sales/marketing; leadership; communications; corporate citizenship; and overall contribution to the firm. Bonuses are typically paid annually. Retention bonuses and/or incentive guarantees for a fixed period may also be used when the Adviser and/or Subadviser deem it necessary to recruit or retain the employee. All full-time employees of the Adviser and Subadviser, including the Fund’s portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors.

Stone Harbor Portfolio Manager Compensation

Investment professionals at Stone Harbor receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of the compensation structure:

•

Base Salary: Each portfolio manager is paid a fixed based salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

•

Incentive Bonus: Annual incentive payments are based on targeted compensation levels, adjusted based on profitability investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be payable in RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures.

Performance of funds managed is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed.

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Other Benefits: Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health, and other employee benefit plans.

While portfolio managers compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Securities Ownership

Because the Fund is newly organized, no shares of the Fund were owned by the portfolio managers as of the date of this SAI.

DISTRIBUTION OF FUND SHARES

VP Distributors, LLC (the “Distributor”), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund’s Shares pursuant to an underwriting agreement (the “Distribution Agreement”). The Distributor, located at One Financial Plaza, Hartford, Connecticut 06103, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority. The Distributor is an indirect, wholly owned subsidiary of Virtus.

The Distributor serves as distributor of the Shares on a best-efforts basis, subject to certain terms and conditions under the Distribution Agreement. The Shares will be continuously offered through the Distributor and certain financial intermediaries that have agreements with the Distributor. Shares will be offered at NAV per Share (plus any applicable sales load) as calculated on each business day. The Distributor is not obligated to sell any specific amount of the Fund’s Shares.

The Distribution Agreement shall remain in effect for a period of one year and continues from year to year provided that (1) such continuance is approved at least annually by either the Trustees or by a vote of the majority of the outstanding shares of the Fund, and (2) the terms and any continuation of the Distribution Agreement have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Fund or the Adviser, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval.

The Fund and the Distributor have the sole right to accept orders to purchase the Fund’s Shares and reserve the right to reject any order in whole or in part.

The Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. The Distributor will not act as a market maker in Fund Shares. Therefore, an investment in the Shares should be considered an illiquid investment suitable only for investors who can bear the risks associated with limited liquidity.

The Fund and the Adviser have sought exemptive relief to implement distribution plans for Class A shares and Class U shares pursuant to Rule 12b-1 under the 1940 Act. There can be no assurance that such exemptive relief (the “12b-1 Relief”) will be obtained. Subject to receiving the 12b-1 Relief, the Fund adopted separate distribution plans for Class A shares and Class U shares (the “Plans”), each in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement, and/or to compensate financial intermediaries for distribution related services provided to or procured for Class A shares and its shareholders, and Class U shares and its shareholders at such time Class U shares are offered for sale. The maximum distribution fee that may be charged to Class A shares is 0.25%. The maximum distribution fee that may be charged to Class U shares is 0.75%.

[Expenditures under the Plan may consist of: (i) commissions to sales personnel for selling shares of a Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of a dealer agreement for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectus and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund.]

[From the fees received, the Distributor expects to pay a [quarterly] fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. [In the case of shares of the Fund being sold to an affiliated fund of funds, fees payable under the Plan shall be paid to the distributor of the fund of funds.] This fee will not exceed on an annual basis [ %] of the average annual NAV of Class A shares and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the fees received is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. In order to receive payments under the Plan, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund’s shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients. On a quarterly basis, the Trustees will review a report on expenditures under the Plan and the purposes for which expenditures were made. On an annual basis, the Trustees will conduct an additional, more extensive review to determine whether the Plan will be continued. The Plan will remain in effect for a period of one year and will continue from year to year provided that (1) such continuance is approved at least annually by either the Trustees or by a vote of the majority of the outstanding shares of the Fund, and (2) the terms and any continuation of the Plan have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Fund or the Adviser, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval. The Plan provides that it may not be amended to materially increase the costs that the Fund may bear pursuant to the Plan without shareholder approval, and that other material amendments to the Plan must be approved by a majority of the Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while it is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plan may be terminated at any time by vote of the Trustees or a majority of shareholders.]

No interested person of the Fund other than the Distributor and no Trustee who is an interested person of the Fund, as that term is defined in the 1940 Act, has any direct or indirect financial interest in the operation of the Plan or related agreements. FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board to suspend distribution fees or amend the Plan.

Rule 12b-1 Fees Paid

Because the Fund is newly organized, no Rule 12b-1 fees have been paid as of the date of this SAI.

REPURCHASING FUND SHARES

The Fund is a closed-end management investment company that operates as an interval fund. As such, pursuant to Rule 23c-3 under the 1940 Act, the Fund and adopted a fundamental policy that cannot be changed without shareholder approval, to make quarterly offers to repurchase between 5% and 25% of the Fund’s then outstanding Shares, or such other amount as the Fund’s Board may determine and as permitted under applicable rules, regulations, or relief. Subject to applicable law and Board approval, the Fund currently expects that such quarterly repurchase offers will be limited to 5% of the Fund’s then outstanding Shares at NAV, less any repurchase fee, which is the minimum amount permitted. The first repurchase offer will occur no later than six months (two quarters) after the effective date of this registration statement pursuant to Rule 23c-3(a)(7).

Except as permitted by the Fund’s Repurchase Policy, shareholders will not have the right to require the Fund to repurchase Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to sell their Shares other than through repurchases of their Shares by the Fund.

The section of the prospectus entitled “Periodic Repurchase Offers” discusses the repurchase offer process, pricing, effects of oversubscription, risks, and other details. The Fund has adopted fundamental restrictions regarding repurchase offers, as discussed in the section of this SAI entitled “Additional Investment Activities and Restrictions.” Please also refer to the section of the prospectus entitled “Principal Risks – Repurchase Offer Risk” for more information about the risks associated with the Fund’s repurchase offers. In addition, the repurchase of Shares by the Fund may be a taxable event to tendering shareholders and shareholders who continue to hold Shares in the Fund. For a discussion of these tax consequences, see the section of this SAI entitled “Taxation.”

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The following is a brief description of the Fund’s capital structure and shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) and Bylaws. The Declaration of Trust and Bylaws are each an exhibit to the registration statement of which this SAI is a part.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest, with no par value per share. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange, or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust, or a resolution of the Board. There will be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders. Under the Declaration of Trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders. Investors may buy Shares of the Fund through Financial Intermediaries.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue preferred Shares by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred Shares.

Outstanding Securities

The following table sets forth information about the Fund’s outstanding Shares as of [ ].

	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A shares	Unlimited	[ ]	[ ]
Class I shares	Unlimited	[ ]	[ ]
Class U shares	Unlimited	[ ]	[ ]

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, lack of good faith or gross negligence in the performance of his or her duties, or reckless disregard of his or her obligations and duties under the Agreement. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

The investment advisory agreement and the sub-advisory agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties, the Adviser or the Sub-Adviser, as the case may be, is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that, by action of the initial Trustee or by action of a majority of the Trustees as may then be in office, the initial Trustee or any subsequent Trustees may from time to time establish the number of Trustees at a number not less than three. As set forth in the Declaration of Trust, each Trustee shall serve during the lifetime of the Fund until he or she (a) dies, (b) resigns, (c) is declared incompetent by a court of appropriate jurisdiction, or (d) is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present, and except as may be otherwise required by applicable law or any provision of the Declaration of Trust, any Statement or the Bylaws.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) from office (a) with or without cause at any meeting of Shareholders by a vote of two-thirds of the Outstanding Shares of the Fund, or (b) with or without cause at any time by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective.

Action by Shareholders

The Declaration of Trust provides that Shareholder action can be taken at a meeting of Shareholders or by written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

No shareholder may bring a derivative or similar action or proceeding in the right of the Fund or any class to recover a judgment in its favor unless each of the following conditions is met: (i) each complaining shareholder was a shareholder of the Fund or of the class on behalf of or in the right or name of which the action is proposed to be brought, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the Fund or the affected class at the time the demand required by subparagraph (iii) was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand on the Trustees requesting that the Trustees cause the Fund to file the action itself on behalf of the Fund or the affected class, which demand shall meet the conditions set forth under Section 9.8(a)(iii) of the Declaration of Trust; (iv) shareholders who held (or subsequently acquired in accordance with subparagraph (i) above) Shares of the affected classes at the times specified in subparagraphs (i) and (ii) above and who own, at the commencement of the derivative action, Shares representing at least ten percent (10%) of the outstanding Shares of the Fund or the affected class must join in initiating the derivative action; and (v) a copy of the proposed derivative complaint must be served on the Fund, assuming the requirements of subparagraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with paragraph Section 9.8(c). The foregoing requirements shall not apply to any claims brought under federal securities law, or the rules and regulations thereunder.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may make certain amendments to the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle Shareholders to appraisal rights.

Waiver of Jury Trial

The Declaration of Trust provides that each Trustee, officer, Shareholder and Person beneficially owning an interest in the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

Exclusive Jurisdiction

The Declaration of Trust provides that each Trustee, officer, Shareholder and Person beneficially owning an interest in the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Fund or its business and affairs, the Statutory Trust Act, the Declaration of Trust or the Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. In submitting to the jurisdiction of the courts of Delaware, a Trustee, officer, Shareholder or Person beneficially owning an interest in the Fund may have to bring suit in an inconvenient and less favorable forum. This provision shall not apply to claims arising under federal or state securities laws.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

PORTFOLIO TRANSACTIONS

Portfolio Transactions

In effecting transactions for the Fund, the Adviser or Subadviser (throughout this section, “Subadviser”) adheres to the Fund’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker and its ability to provide research services. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Fund.

The Subadviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund are considered to be in addition to and not in lieu of services required to be performed by the Subadviser under its contract with the Fund and may benefit the Fund and other accounts of the Subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the Fund.

If the securities in which the Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

The Fund has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching policy, no Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund ’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if good reason for such different allocation is provided and approved in accordance with the Subadviser’s policies and procedures adopted in accordance with the Fund’s policy. The Board will review the bunching policy from time to time as they deem appropriate.

Because the Fund is newly organized, it has not paid any brokerage commissions as of the date of this SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. As of the date of this SAI, the Fund could be deemed to be under the control of [ ], an affiliate of the Adviser, which had voting authority with respect to approximately 100% of the value of the Fund’s Shares on such date. However, it is anticipated that [ ] will no longer be a control person once the Fund commences investment operations and its Shares are publicly offered.

CODE OF ETHICS

The Fund, its Adviser and Subadviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order. The Fund has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002. These Codes of Ethics are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov, and that copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund has adopted a policy regarding proxy voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the Subadviser is responsible for voting proxies for the Fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective Subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the Fund both are designed to further the best economic interests of the affected Fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the Subadviser has a direct conflict of interest. The Policy requires each Adviser or Subadviser that is a voting delegate to notify the CCO of the Fund (or, in the case of a Subadviser, the CCO of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser or Subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the CCO of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser, Subadviser, or other voting delegate.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, (800) 243-1574, on the SEC’s website at www.sec.gov.

Following is information about the policies and procedures followed by the Subadviser to the Fund in voting proxies for the Fund.

Seix’s Proxy Voting Policy and Procedures

Seix has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable Seix to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds. Annually (or more often as needed), the Proxy Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all client accounts, funds and product lines. Seix votes any proxies per the Seix proxy voting guidelines unless the client chooses custom guidelines. In the case that a ballot item is not covered under the policy or is coded as case-by-case in Seix’s guidelines, a research analyst or portfolio manager will review the available information and will utilize such information, along with his knowledge of the company, to make a vote recommendation to the Proxy Committee. The Proxy Committee members consider the information and recommendation and will then vote on that ballot item. As reflected in the Seix guidelines, the Proxy Committee will affirmatively vote proxies for proposals that it deems to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions. Due to Seix’s diverse client base, product lines, and affiliations, Seix’s Proxy Committee may determine a potential conflict exists in connection with a proxy vote based on applicable SEC guidelines. In such instances, Seix’s Proxy Committee will review the potential conflict to determine if it is material. Examples of material conflicts of interest which may arise could include those where the shares to be voted involve: (1) an issuer having substantial and numerous banking, investment, or other financial relationships with Seix; and (2) a senior officer of Seix serving on the board of a publicly held company. Although Seix utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, Seix’s Proxy Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Proxy Committee may retain an independent fiduciary to vote the securities. Although Seix does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation. Seix utilizes the services of Institutional Shareholder Services, Inc. as its agent in the provision of certain administrative, clerical, functional recordkeeping, and support services related to Seix’s proxy voting processes/procedures, which include, but are not limited to: (1) the collection of proxy material from its clients’ custodians; (2) the facilitation of proxy voting, reconciliation, and disclosure, in accordance with Seix’s proxy voting guidelines and the Proxy Committee’s direction; and (3) recordkeeping and voting record retention. A complete copy of Seix’s Proxy Guidelines may be obtained by contacting Seix’s Chief Compliance Officer at One Maynard Drive, Suite 3200, Park Ridge, NJ 07656 or (201) 391-0300.

Stone Harbor’s Proxy Voting Policy and Procedures

In voting proxies, Stone Harbor is responsible for making investment decisions that seek to add value to its client assets and that are in the best interest of its clients. Stone Harbor has adopted proxy voting policies, general guidelines and procedures. As an adviser that primarily invests in fixed income securities, Stone Harbor does not frequently have to vote proxies on behalf of its clients. In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize such value. It is anticipated that Stone Harbor will generally follow its proxy voting general guidelines. If deemed to be in the best interests of a client, a portfolio manager may override the general guidelines without consultation with Stone Harbor’s Compliance & Risk Committee, unless the situation involves a conflict of interest. All overrides are subject to review by the Stone Harbor Compliance & Risk Committee. In voting client proxies, Stone Harbor may encounter various potential conflicts of interest, such as when voting proxies pertaining to existing clients, potential clients, existing vendors, or lenders. In any case involving a potential or known conflict of interest, Stone Harbor personnel will consult with the Stone Harbor Compliance & Risk Committee in an attempt to resolve an actual or potential conflict. In addition, the Stone Harbor Compliance & Risk Committee reviews the proxy voting guidelines and portfolio manager overrides on at least an annual basis. A complete copy of Stone Harbor’s current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Stone Harbor Investment Partners, LLC, Attn: Compliance, 31 West 52nd Street, 16th Floor, New York, New York 10019.

A complete copy of the Adviser’s current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Virtus Funds II, 101 Munson Street, Greenfield, MA 01301-9683.

CALCULATION OF NET ASSET VALUE

The NAV per share of the Fund generally is determined as of the close of regular trading (normally 4:00 PM Eastern time) on days when the NYSE is open for trading. The Fund will not calculate its NAV per share on days when the NYSE is closed for trading.

The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the NAV of the Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Fund. The NAV per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for the Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4:00 PM Eastern time spot rate. If at any time the Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined by the Adviser pursuant to policies and procedures approved by the Board.

Security valuation procedures for the Fund, include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis. The Fund’s Board designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Adviser. The Valuation Committee is comprised of certain Fund officers and/or representatives of the Adviser and/or Administrator. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis. Debt securities, including convertible bonds and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

TAXATION

The following discussion is a brief summary of U.S. federal income tax considerations generally applicable to the Fund and the ownership and disposition of the Fund’s common shares. Except as otherwise noted, this discussion assumes you are a taxable U.S.

person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment).

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a RIC (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is subject to the qualifications set forth in the Fund’s Prospectus and is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable Treasury Regulations (the “Regulations”) in effect on the date of the Fund’s Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax consequences of an investment in the Fund.

Qualification as a RIC

The Fund intends to elect to be treated and to qualify annually thereafter as a “regulated investment company” (a “RIC”) under the Code.

Federal Income Tax Consequences of Qualification

As a RIC, the Fund will generally not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. To be subject to tax as a RIC, generally the Fund must satisfy the following requirements:

•

The Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

•

The Fund must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities and net income derived from interests in qualified publicly traded partnerships (“Qualifying RIC Income”).

•

The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, the Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. To the extent that the Fund uses equalization accounting it will allocate a portion of its undistributed investment company taxable income and net capital gain to repurchases of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a RIC (see discussion below on what happens if the Fund fails to qualify for that treatment).

Failure to Qualify

If for any tax year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at the regular corporate rate without any deduction for dividends paid to shareholders, and the dividends will generally be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a RIC in any given tax year.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you out of such income generally would be characterized as ordinary income. A portion of these distributions may qualify for the dividends-received deduction when paid to certain corporate shareholders to the extent of dividends received by the Fund from U.S. corporations, provided that certain holding period and other requirements are met.

A portion of the Fund’s distributions paid to individuals may be treated as “qualified dividend income,” which is subject to a reduced maximum Federal income tax rate. A properly reported distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, such distributions are not treated as qualified dividend income.

Given the Fund’s investment strategies, it is not expected that a significant portion of the Fund’s dividends will be eligible to be designated as qualified dividend income or the dividends-received deduction.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from repurchases or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions to you generally would be characterized as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

In determining its net capital gain, including in also connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

The Fund intends to operate, each year, using a fiscal and taxable year ending November 30.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividend income or capital gain dividends generally will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received instead of shares.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of the Fund are held by at least 500 persons at all times during a taxable year, (ii) shares of the Fund are treated as regularly traded on an established securities market or (iii) shares of the Fund are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). If the Fund is not treated as a publicly offered RIC for any calendar year, for purposes of computing the taxable income of shareholders that are individuals, trusts or estates, (i) the Fund’s earnings will be computed without taking into account such shareholders’ allocable shares of the management fees paid to the Fund’s investment adviser and certain of the Fund’s other expenses, (ii) each such shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such shareholder will be treated as having paid or incurred such shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such shareholder. Miscellaneous itemized deductions are not deductible for taxable years that begin before January 1, 2026, and thereafter generally (i) will be deductible only to the extent that they exceed 2% of the adjusted gross income of the taxpayer, (ii) will not be deductible for purposes of the alternative minimum tax, and (iii) will be subject to the overall limitation on itemized deductions under Section 68 of the Code.

[The IRS requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.]

Although the Fund currently does not intend to do so, the Fund has the ability to declare a large portion of a distribution in shares. The Fund is not subject to restrictions on the circumstances in which it may declare a portion of a distribution in shares but would generally anticipate doing so only in unusual situations such as, for example, if the Fund does not have sufficient cash to meet its RIC distribution requirements under the Code. Generally, were the Fund to declare such a distribution, the Fund would allow shareholders to elect payment in cash and/or shares of equivalent value. Under published IRS guidance, the entire distribution by a publicly offered RIC will generally be treated as a taxable distribution for U.S. federal income tax purposes, and count towards the Fund’s RIC distribution requirements under the Code, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all shareholders is required to be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution is required to be allocated among the shareholder electing to receive cash (with the balance of the distribution paid in shares) under a formula provided in the applicable IRS guidance. Each shareholder electing to receive cash could be entitled to receive cash in an amount equal to at least the lesser of (1) the portion of the distribution such shareholder elected to receive in cash and (2) such shareholder’s entire distribution multiplied by the percentage limitation on cash available for distribution. The number of shares distributed would thus depend on the applicable percentage limitation on cash available for distribution, the shareholder’s individual elections to receive cash or stock, and the value of the shares. Each shareholder generally would be treated as having received a taxable distribution on the date the distribution is received in an amount equal to the cash that such shareholder would have received if the entire distribution had been paid in cash, even if the shareholder received all or most of the distribution in shares. This may result in shareholders having to pay tax on such distribution, even if no cash is received.

Certain Tax Rules Applicable to Fund Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Additionally, some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income. The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions being suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts being treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract, futures contract or similar financial instrument denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

The Fund may invest in shares of foreign corporations (including equity interests in certain CLOs) which may be treated as passive foreign investment companies (“PFICs”) under the Code. In general, a foreign corporation is treated as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund tax years and an interest factor will be added to the tax, as if the tax had been payable in such prior tax years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been characterized as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given tax year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, the Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Treasury regulations generally would treat the Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a QEF election as Qualifying RIC Income either if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in the Fund’s investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the distribution requirements applicable to RICs. Treasury regulations generally would treat the Fund’s income inclusion with respect to a CFC as Qualifying RIC Income either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of the Fund’s income from a REMIC or a TMP, or from real estate investment trust (“REIT”) that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”), will be subject to Federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a RIC must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Federal Excise Tax

A 4% nondeductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount at least equal to the sum of: (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ended on October 31 of the calendar year; and (3) all ordinary taxable income and capital gains for previous years that were not distributed or taxed during such years and on which the RIC did not incur any Federal income tax. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.

Sale, Exchange or Repurchase of Shares

In general, you will recognize gain or loss on the sale, exchange or repurchase of Fund shares (including in connection with a termination of the Fund) in an amount equal to the difference between the proceeds of the sale, exchange or repurchase and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the Fund within 30 days before or after the sale, exchange or repurchase (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or repurchase of Fund shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares (including shares deemed owned by shareholders under constructive ownership rules) or does not meet certain other requirements, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes (and instead would be treated as a dividend to the extent of the Fund’s earnings and profits), and may result in deemed distributions to such tendering shareholder and non-tendering shareholders, in each case whose percentage interests in the Fund increase as a result of such tender. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) or meet certain other requirements will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury “backup withholding” on taxable distributions and the proceeds of repurchases of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a C corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded if proper documentation is timely provided to the IRS.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

Foreign Income Tax

Investment income received by the Fund from sources within foreign countries as well as gains or the proceeds from the sale or other disposition of foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund subject to certain exceptions. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to: (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund; (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

Foreign Shareholders

The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, trusts and estates). shareholders who are not U.S. persons (“foreign shareholders”) should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that taxable distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors). An investment in the Fund may also be included in determining a foreign shareholder’s U.S. estate tax liability.

Properly reported dividends received by a foreign shareholder from a RIC are generally exempt from U.S. Federal withholding tax when they (i) were paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over the RIC’s long-term capital loss for such taxable year). There can be no assurance that the Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Furthermore, in the case of Fund shares held through an intermediary, the intermediary may have withheld U.S. Federal income tax, even if the Fund report all or a portion of such potentially eligible dividends as having been derived from qualified net interest or income or from qualified short-term capital gains.

If we declare a large portion of a distribution in shares of our stock (as described above), each foreign shareholder generally would be treated as having received a taxable distribution (including for purposes of the application of the withholding tax rules discussed above) on the date the distribution is received in an amount equal to the cash that such foreign shareholder would have received if the entire distribution had been paid in cash, even if such foreign shareholder received all or most of the distribution in shares of our stock. In such a circumstance, all or substantially all of the cash that would otherwise be distributed to a foreign shareholder may be withheld or shares of our stock may be withheld and sold to fund the applicable withholding.

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Notice to Non-U.S. Individual Shareholders

The Trust and its Shares are only registered in the United States of America. Regulations outside of the United States may restrict the sale of Shares to certain non-U.S. investors or subject certain shareholder accounts to additional regulatory requirements. The Trust reserves the right, however, to sell Shares to certain non-U.S. investors in compliance with applicable law. If a current shareholder in the Trust provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Trust is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional Shares.

In the course of its business, the Trust, its service providers and/or its selling agents may collect, record, store, adapt, transfer and otherwise process information by which prospective and current natural person investors may be directly or indirectly identified. The Trust, its service providers and/or its selling agents shall comply with all applicable data protection regulation in processing personal data within their respective possession, including the EU General Data Protection Regulation (EU/2016/679) (“GDPR”). For shareholders who are residents or citizens of the European Union, personal data will be generally processed to open an account, manage and administer holding(s), including further subscriptions, redemptions, transfers or conversions, or otherwise as necessary to comply with legal obligations under GDPR.

OTHER INFORMATION

Shareholder Liability

As a Delaware statutory trust, the Fund’s operations are governed by its Declaration of Trust. A copy of the Fund’s Certificate of Trust is on file with the Office of the Secretary of State of the State of Delaware, and a copy of the Fund’s Declaration of Trust was filed with the SEC as an exhibit to the Fund’s registration statement. Upon the initial purchase of Shares, a shareholder agrees to be bound by the Fund’s Declaration of Trust, as it may be amended from time to time. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Fund’s Declaration of Trust expressly provides that the Fund has been organized under the Delaware Act and that the Agreement and Declaration of Trust is to be governed by, and construed and enforced in accordance with, Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Fund’s shareholders could be subject to personal liability. The Fund believes that the likelihood of such circumstances is remote.

Liability of Trustees

The Fund’s Declaration of Trust provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Fund’s Declaration of Trust, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, are available on the SEC’s website at www.sec.gov or may be examined at the office of the SEC in Washington, D.C.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of Virtus Global Credit Opportunities Fund

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Virtus Global Credit Opportunities Fund (the “Fund”) as of February 26, 2025, including the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of February 26, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 14, 2025

We have served as the auditor of one or more investment companies in Virtus Mutual Funds since at least 1977. We have not been able to determine the specific year we began serving as auditor.

FINANCIAL STATEMENTS

Virtus Global Credit Opportunities Fund

Statement of Assets and Liabilities

February 26, 2025

Assets:

Cash	$100,000

Net Assets Consist of:

Capital paid in on shares of beneficial interest	$100,000

Net Assets	$100,000

Common stock outstanding, unlimited number of shares authorized, no par value	10,000

Net asset value and offering price per share	$10.00

See accompanying notes to statement of assets and liabilities.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note 1. Organization and Registration

Virtus Global Credit Opportunities Fund (the “Fund”) is a newly organized non-diversified closed-end management investment company that operates as an interval fund, registered under the Investment Company Act of 1940, as amended. The Fund was organized as a Delaware statutory trust on November 11, 2024, and intends to register three classes of shares. The Fund’s primary investment objectives are to provide high current income and capital appreciation. The Fund has not commenced any operations other than the sale and issuance of 10,000 shares at an aggregate purchase price of $100,000 to Virtus Partners, Inc. The Fund intends to initially offer Class A and Class I shares. Class U shares are not currently offered for sale.

As an interval fund, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended to make quarterly offers to repurchase between 5% and 25% of the Fund’s then outstanding Shares, or such other amount as the Fund’s Board of Trustees may determine and as permitted under applicable rules, regulations or relief.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A. Organizational Costs

Virtus Investment Advisers, Inc. (“VIA”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), has agreed to pay all organizational expenses and not to seek recoupment of such expenses from the Fund.

B. Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

C. Cash and Cash Equivalents

Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions and are inclusive of dollar denominated and foreign currency.

Note 3. Investment Advisory and Other Agreements

VIA will serve as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers. As compensation for its services to the Fund, VIA receives an annual investment advisory fee of 1.25% based on the average daily Managed Assets (defined as the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage)) of the Fund. VIA has contractually agreed to limit the Fund’s total operating expenses (excluding, sales charges and any applicable early withdrawal fees, interest, any fees or expenses relating to financial leverage, taxes, other leverage and borrowing expenses (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, dividend expenses, if any) of the Fund so that such expenses do not exceed, on an annualized basis, 0.75% for Class I, 1.00% for Class A, and 1.50% for Class U for a two-year period from the commencement of operations. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Virtus Fixed Income Advisers, LLC (the “Subadviser”), an indirect, wholly owned subsidiary of Virtus, acting through its divisions, Seix Investment Advisors (“Seix”) and Stone Harbor Investment Partners (“Stone Harbor”), serves as the Fund’s subadviser.

VP Distributors, LLC (“VPD”), an indirect, wholly-owned subsidiary of Virtus, will serve as the Fund’s distributor.

The subadvisers are responsible for the day-to-day portfolio management of each Fund for which they are paid a fee by the Adviser.

Virtus Fund Services, LLC (“VFS”), an indirect, wholly owned subsidiary of Virtus, serves as the Fund’s administrator and transfer agent. For its services as the Fund’s administrator, the Fund will pay VFS an annual administration fee of 0.10% based on the average daily Managed Assets of the Fund. For its services as transfer agent for the Trust, pursuant to a Transfer Agent and Service Agreement, VFS receives a fee, based on the average net assets at an annual rate ranging from 0.045% to 0.0375%.

The Bank of New York Mellon serves as the Fund’s custodian.

Note 4. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Fund enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Fund and that have not occurred. However, neither the Trust nor the Fund has had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

Note 5. Subsequent Events

Through the date the financial statement was issued, there were no subsequent events or transactions that would have materially impacted the financial statement or related disclosures as presented herein.

APPENDIX A— DESCRIPTION OF RATINGS

A-1 and P-1 Commercial Paper Ratings

Commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established, and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

The rating P-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Moody’s Investors Service, Inc.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard and Poor’s Corporation Corporate Bond Ratings

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA — Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA — Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A — Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB — Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB — Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B — Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC — Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC — Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C — Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD and D — Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (–) signs are used with a rating symbol to indicate the relative position of a credit within the rating categories.

VIRTUS GLOBAL CREDIT OPPORTUNITIES FUND

PART C

OTHER INFORMATION

Item 25.	Exhibits

(1)	Financial Statements

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Not applicable, as Registrant has not yet commenced operations.

(2)	Exhibits

(a)

Amended and Restated Agreement and Declaration of Trust for Virtus Global Credit Opportunities Fund (“Registrant” or “GCO”) dated March 3, 2025, filed via EDGAR (as Exhibit 2.a) with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

(b)	Bylaws dated November 11, 2024, filed via EDGAR (as Exhibit 2.a) with the Registration Statement on Form N-2 (File No. 333-284056) on December 27, 2024, and incorporated herein by reference.

(c)	Not applicable.

(d)

Multiple Class  Plan dated March 3, 2025, filed via EDGAR (as Exhibit 2.d) with Pre-Effective Amendment No.  1 to Registrant’s Registration Statement (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

(e)

Dividend Reinvestment. Unless a shareholder elects otherwise, distributions will be reinvested in additional shares pursuant to the Registrant’s practice of automatically reinvesting dividends. Shareholders who elect not to participate in the automatic dividend reinvestment will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if held in street or other nominee name, then to such nominee). Participation is completely voluntary and may be terminated or resumed at any time without penalty by notice received and processed prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

(f)	Not applicable.

(g)(1)

Investment Advisory Agreement by and between Registrant and Virtus Investment Advisers, LLC (“VIA”) dated March 7, 2025, filed via EDGAR (as Exhibit 2.g.1) with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

(g)(2)

Subadvisory Agreement by and among Registrant, VIA and Seix Investment Advisers, Virtus Fixed Income Advisers, LLC (“VFIA”) effective as of March 7, 2025, filed via EDGAR (as Exhibit 2.g.2) with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

(g)(3)

Subadvisory Agreement by and among Registrant, VIA and Stone Harbor Investment Partners, a division of VFIA effective as of March 7, 2025, filed via EDGAR (as Exhibit 2.g.3) with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

(h)(1)

Form of Underwriting Agreement between Registrant and VP Distributors, filed via EDGAR (as Exhibit 2.h.1) with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

(h)(2)	*Class A Shares Distribution Plan Pursuant to Rule 12b-1 dated November 18, 2024, filed via EDGAR (as Exhibit 2.h.2) herewith.

(h)(3)	*Class U Shares Distribution Plan Pursuant to Rule 12b-1 dated November 18, 2024, filed via EDGAR (as Exhibit 2.h.3) herewith.

(i)

Deferred Compensation Plan effective April 8, 2022, filed via EDGAR (as Exhibit f) with Post-Effective Amendment No. 141 to Virtus Equity Trust’s (“VET”) Registration Statement (File No. 002-16590) on January 24, 2023, and incorporated herein by reference.

(j)	Custodian Agreement.

1.

Custody Agreement between Virtus Alternative Solutions Trust (“VAST”) and The Bank of New York Mellon dated March 21, 2014, filed via EDGAR (as Exhibit g.1) with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

a)

Amendment to Custody Agreement between VAST and The Bank of New York Mellon effective May 19, 2015, filed via EDGAR (as Exhibit g.1.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

b)

Amendment to Custody Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.1.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

c)

Joinder Agreement and Amendment to Custody Agreement among VAST, VET and VOT, Virtus Asset Trust (“VAT”), Virtus Retirement Trust (“VRT”; formerly known as Virtus Institutional Trust), Virtus Variable Insurance Trust (“VVIT”) and The Bank of New York Mellon dated September 11, 2017, filed via EDGAR (as Exhibit g.1.d) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

d)

Amendment to Custody Agreement among VAST, VAT, VET, VOT, VRT and VVIT and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(e)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)

Form of Amendment to Custody Agreement among VAST, VAT, VET, VOT, VRT and VVIT and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.1.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)

Amendment to Custody Agreement among VAST, VET, VOT, VRT, VAT, VVIT and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.1.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)

Amendment to Custody Agreement among VAST, VET, VOT, VRT, VAT, VVIT and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.1.g) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)

Amendment to Custody Agreement among VAST, VET, VOT, VRT, VAT, VVIT and The Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.1.h) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)

Amendment and Joinder to Custody Agreement among VAST, VET, VOT, VRT, VAT, VVIT, Virtus Offshore Fund, Ltd. (“VATS”) and the Bank of New York Mellon dated as of August 27, 2020, filed via EDGAR (as Exhibit g.1.i) with Post-Effective No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

j)

Amendment to Custody Agreement among VAST, VET, VOT, VRT, VAT, VVIT, VATS and the Bank of New York Mellon dated as of November 16, 2020, filed via EDGAR (as Exhibit g.1.j) with Post-Effective No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

k)

Amendment to Custody Agreement among VAST, VET, VOT, VRT, VAT, VVIT, VATS and the Bank of New York Mellon dated as of December 1, 2020, filed via EDGAR (as Exhibit g.1.k) with Post-Effective Amendment No. 116 to VOT’s Registration Statement (File No. 033-65137) on January 25, 2021, and incorporated herein by reference.

l)

Amendment and Joinder to Custody Agreement among VAST, VET, VOT, VRT, VAT, VVIT, VATS, Virtus Investment Trust (“Investment Trust”), Virtus Strategy Trust (“VST”) and the Bank of New York Mellon dated as of May 7, 2021, filed via EDGAR (as Exhibit g.1.l) with Post-Effective Amendment No. 120 to VOT’s Registration Statement (File No. 033-65137) on June 21, 2021, and incorporated herein by reference.

m)

Amendment to Custody Agreement among VAST, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST and the Bank of New York Mellon dated as of July 26, 2021, filed via EDGAR (as Exhibit 9(n)) to Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

n)

Amendment and Joinder to Custody Agreement among The Merger Fund® (“TMF”), The Merger Fund® VL (“TMFVL”), VAST, Virtus Event Opportunities Trust (“VEOT”), VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST and the Bank of New York Mellon dated as of February 12, 2022, filed via EDGAR (as Exhibit g.1.n) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

o)

Amendment and Joinder to Custody Agreement among TMF, TMFVL, VAST, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, and the Bank of New York Mellon dated as of April 4, 2022, filed via EDGAR (as Exhibit g.1.o) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

p)

Amendment and Joinder to Custody Agreement among TMF, TMFVL, VAST, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, Stone Harbor Leveraged Load Fund LLC (“Leveraged Loan Fund”) and the Bank of New York Mellon dated as of September 30, 2022, filed via EDGAR (as Exhibit g.1.p) with Post-Effective Amendment No. 52 to VAST’s Registration Statement (File No. 333-191940) on December 12, 2022, and incorporated herein by reference.

q)

Amendment and Joinder to Custody Agreement among TMF, TMFVL, VAST, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, Leveraged Loan Fund, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., and the Bank of New York Mellon dated as of May 19, 2023, filed via EDGAR (as Exhibit g.1.q) with Post-Effective Amendment No. 142 to VET’s Registration Statement (File No. 002-16590) on January 23, 2024, and incorporated herein by reference.

r)

Amendment to Custody Agreement among TMF, TMFVL, VAST, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, Leveraged Loan Fund, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., and The Bank of New York Mellon dated as of December 1, 2024, filed via EDGAR (as Exhibit g.1.r) with Pre-Effective Amendment No. 1 to Virtus Managed Account Completion Shares (MACS) Trust (“MACS”) Registration Statement (File No. 333-280702) on December 27, 2024, and incorporated herein by reference.

s)

Form of Amendment to Custody Agreement among TMF, TMFVL, VAST, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, Leveraged Loan Fund, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., and The Bank of New York Mellon filed via EDGAR (as Exhibit g.1.s) with Pre-Effective Amendment No. 1 to MACS Registration Statement (File No. 333-280702) on December 27, 2024, and incorporated herein by reference.

t)

Amendment to Custody Agreement among TMF, TMFVL, VAST, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, MACS, GCO, Leveraged Loan Fund, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., and The Bank of New York Mellon dated March 31, 2025 filed via EDGAR (as Exhibit j.1.t) with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

2.

Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon filed via EDGAR (as Exhibit g.2) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

a)

Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of August 19, 2014, filed via EDGAR (as Exhibit g.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

b)

Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of May 19, 2015, filed via EDGAR (as Exhibit g.2.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

c)

Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.2.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

d)

Joinder Agreement and Amendment to Foreign Custody Manager Agreement among VAST, VET, VOT, VAT, VRT, VVIT, Duff & Phelps Select MLP and Midstream Energy Fund Inc. (“DSE”), Virtus Global Multi-Sector Income Fund (“VGI”) and Virtus Total Return Fund Inc. (“ZTR”) and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(j)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)

Form of Amendment to Foreign Custody Manager Agreement among VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.2.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)

Amendment to Foreign Custody Manager Agreement among VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.2.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)

Amendment to Foreign Custody Manager Agreement among VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.2.g) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)

Amendment to Foreign Custody Manager Agreement among VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.2.h) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)

Amendment and Joinder to Foreign Custody Manager Agreement among VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR VATS and The Bank of New York Mellon dated as of August 27, 2020, filed via EDGAR (as Exhibit g.2.i) with Post-Effective Amendment No. 135 to VET’s Registration Statement (File No. 002-16590) on October 19, 2020, and incorporated herein by reference.

j)

Amendment to Foreign Custody Manager Agreement among VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR, VATS and The Bank of New York Mellon dated as of November 13, 2020, filed via EDGAR (as Exhibit g.2.l) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

k)

Amendment to Foreign Custody Manager Agreement among VAST, VET, VOT, VAT, Investment Trust, VRT, VST, VVIT, DSE, VGI, ZTR, VATS, Virtus Artificial Intelligence & Technology Opportunities Fund (f/k/a Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund) (“AIO”), Virtus Convertible & Income 2024 Target Term Fund (f/k/a Virtus AllianzGI Convertible & Income 2024 Target Term Fund) (“CBH”), Virtus Convertible & Income Fund (f/k/a Virtus AllianzGI Convertible & Income Fund) (“NCV”), Virtus Convertible & Income Fund II (f/k/a Virtus AllianzGI Convertible & Income Fund II) (“NCZ II”), Virtus Diversified Income & Convertible Fund (f/k/a Virtus AllianzGI Diversified Income & Convertible Fund) (“ACV”), Virtus Equity & Convertible Income Fund (f/k/a Virtus AllianzGI Equity & Convertible Income Fund) (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ” and together with AIO, CBH, NCV, NCZ II, ACV, and NIE, the “VCEFII”) and The Bank of New York Mellon dated as of May 7, 2021, filed via EDGAR (as Exhibit g.2.k) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2021, and incorporated herein by reference.

l)

Amendment to Foreign Custody Manager Agreement among VAST, VET, VOT, VAT, VRT, VVIT, Investment Trust, VST, DSE, VGI, ZTR, VCEFII, VATS, and The Bank of New York Mellon dated as of July 26, 2021, filed via EDGAR (as Exhibit 9(bb)) to Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

m)

Amendment and Joinder to Foreign Custody Manager Agreement among VAST, TMF, TMFVL, VEOT, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, DSE, VGI, ZTR, VCEFII, and The Bank of New York Mellon dated as of February 12, 2022, filed via EDGAR (as Exhibit g.2.m) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

n)

Amendment and Joinder to Foreign Custody Manager Agreement among VAST, TMF, TMFVL, VEOT, VAST, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, VGI, ZTR, Virtus Stone Harbor Emerging Markets Income Fund (“EDF”), Virtus Stone Harbor Emerging Markets Total Income Fund (“EDI”) (VGI, ZTR, EDF and EDI, the “Closed-End Funds”), VCEFII, and The Bank of New York Mellon dated as of April 4, 2022, filed via EDGAR (as Exhibit g.2.n) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

o)

Amendment and Joinder to Foreign Custody Manager Agreement among VAST, TMF, TMFVL, VEOT, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII and The Bank of New York Mellon dated as of September 30, 2022, filed via EDGAR (as Exhibit g.2.o) with Post-Effective Amendment No. 52 to VAST’s Registration Statement (File No. 333-191940) on December 12, 2022, and incorporated herein by reference.

p)

Amendment and Joinder to Foreign Custody Agreement among VAST, TMF, TMFVL, VEOT, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., and the Bank of New York Mellon dated as of May 19, 2023, filed via EDGAR (as Exhibit g.2.p) with Post-Effective Amendment No. 142 to VET’s Registration Statement (File No. 002-16590) on January 23, 2024, and incorporated herein by reference.

q)

Form of Amendment and Joinder to Foreign Custody Agreement among VAST, TMF, TMFVL, VEOT, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., MACS, and the Bank of New York Mellon filed via EDGAR (as Exhibit g.2.q) with Pre-Effective Amendment No. 1 to MACS Registration Statement (File No. 333-280702) on December 27, 2024, and incorporated herein by reference.

r)

Amendment and Joinder to Foreign Custody Agreement among VAST, TMF, TMFVL, VEOT, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., MACS, GCO, and the Bank of New York Mellon dated March 31, 2025 filed via EDGAR (as Exhibit j.2.r) with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

(k)(1)

Administration Agreement between Registrant and Virtus Fund Services, LLC dated March 7, 2025, filed via EDGAR (as Exhibit k.1) with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

(k)(2)

Sub-Administration and Accounting Services Agreement among VET, VOT, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of January 1, 2010, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 50 to the Investment Trust’s Registration Statement (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

a)

First Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of June  30, 2010 filed via EDGAR (as Exhibit h.13) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April  28, 2011, and incorporated herein by reference.

b)

Second Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of September  14, 2010 filed via EDGAR (as Exhibit h.14) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April  28, 2011, and incorporated herein by reference.

c)

Third Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of March  15, 2011 filed via EDGAR (as Exhibit h.15) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April  28, 2011, and incorporated herein by reference.

d)

Fourth Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of August  28, 2012, filed via EDGAR (as Exhibit h.4.d) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April  29, 2013, and incorporated herein by reference.

e)

Fifth Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of December  18, 2012, filed via EDGAR (as Exhibit h.4.e) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April  29, 2013, and incorporated herein by reference.

f)

Sixth Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, Virtus Fund Services and BNY Mellon, effective as of June  10, 2013, filed via EDGAR (as Exhibit h.4.f) with Post-Effective Amendment No. 64 to VOT’s Registration Statement (File No. 033-65137) on June  10, 2013, and incorporated herein by reference.

g)

Seventh Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, Virtus Fund Services and BNY Mellon, effective as of December  18, 2013, filed via EDGAR (as Exhibit h.4.g) with Post-Effective Amendment No. 70 to VOT’s Registration Statement (File No. 033-65137) on January  27, 2014, and incorporated herein by reference.

h)

Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VATS, Virtus Fund Services and BNY Mellon dated February 24, 2014, filed via EDGAR (as Exhibit h.4.h) with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March  28, 2014, and incorporated herein by reference.

i)

Joinder Agreement to Sub-Administration and Accounting Services Agreement among VET, VOT, VRT, VVIT, VAST, VATS, Virtus Fund Services and BNY Mellon dated December  10, 2015, filed via EDGAR (as Exhibit h.4.i) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January  8, 2016, and incorporated herein by reference.

j)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, Virtus Fund Services and BNY Mellon dated July  27, 2016, filed via EDGAR (as Exhibit h.4.j) with Post-Effective Amendment No. 31 to VAST’s Registration Statement (File No. 333-191940) on April  10, 2017, and incorporated herein by reference.

k)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, Virtus Fund Services and BNY Mellon dated April, 2017, filed via EDGAR (as Exhibit h.4.k) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

l)

Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated September  21, 2017, filed via EDGAR (as Exhibit h.4.l) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December  21, 2017, and incorporated herein by reference.

m)

Form of Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated December  1, 2018, filed via EDGAR (as Exhibit 13(rr)) to VET’s Form N-14 (File No. 333-228766) on December  12, 2018, and incorporated herein by reference.

n)

Form of Amendment to Sub-Administration Agreement and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated March  8, 2019, filed via EDGAR (as Exhibit h.3.n) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April  22, 2019, and incorporated herein by reference.

o)

Amendment to Sub-Administration Agreement and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated May  22, 2019, filed via EDGAR (as Exhibit h.4.o) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June  12, 2019, and incorporated herein by reference.

p)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated September  1, 2019, filed via EDGAR (as Exhibit h.4.p) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September  30, 2019, and incorporated herein by reference.

q)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated November  18, 2019, filed via EDGAR (as Exhibit h.4.q) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January  22, 2020, and incorporated herein by reference.

r)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, VATS, Virtus Fund Services and BNY Mellon dated August  27, 2020, filed via EDGAR (as Exhibit h.4.r) with Post-Effective Amendment No. 133 to VET’s Registration Statement (File No. 002-16590) on September  23, 2020, and incorporated herein by reference.

s)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, VATS, Virtus Fund Services and BNY Mellon dated November  16, 2020, filed via EDGAR (as Exhibit h.4.s) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December  7, 2020, and incorporated herein by reference.

t)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, VATS, Virtus Fund Services and BNY Mellon dated December  1, 2020, filed via EDGAR (as Exhibit h.4.t) with Post-Effective Amendment No. 116 to VOT’s Registration Statement (File No. 033-65137) on January  25, 2021, and incorporated herein by reference.

u)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, Virtus Fund Services and BNY Mellon dated May  19, 2021, filed via EDGAR (as Exhibit h.4.u) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September  27, 2021, and incorporated herein by reference.

v)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, Virtus Fund Services and BNY Mellon dated July  30, 2021, filed via EDGAR (as Exhibit h.4.v) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September  27, 2021, and incorporated herein by reference.

w)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated February  12, 2022, filed via EDGAR (as Exhibit h.4.w) with Post-Effective Amendment No. 45 to VAST’s Registration Statement (File No. 333-191940) on February  24, 2022, and incorporated herein by reference.

x)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated as of April  8, 2022, filed via EDGAR (as Exhibit h.3.x) with Post-Effective No. 90 to VVIT’s Registration Statement (File No. 033-05033) on April  21, 2022, and incorporated herein by reference.

y)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated as of September  15, 2022, filed via EDGAR (as Exhibit h.3.y) with Post-Effective Amendment No. 219 to VIT’s Registration Statement (File No. 033-36528) on October  26, 2022, and incorporated herein by reference.

z)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., Virtus Fund Services and BNY Mellon dated as of May 19, 2023, filed via EDGAR (as Exhibit h.4.z) with Post-Effective Amendment No. 130 to VOT’s Registration Statement (File No. 033-65137) on September 26, 2023, and incorporated herein by reference.

aa)

Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VRT, VAT, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., Virtus Fund Services and BNY Mellon dated as of May 15, 2024 filed via EDGAR (as Exhibit h.4.aa) with Post-Effective Amendment No. 134 to VOT’s Registration Statement (File No. 033-65137) on September 25, 2024, and incorporated herein by reference.

bb)

Amendment to Sub-Administration and Accounting Services Agreement (Tailored Shareholder Reports) among VET, VOT, VAST, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., Virtus Fund Services and BNY Mellon dated as of May 31, 2024, filed via EDGAR (as Exhibit h.4.aa.1) with Post-Effective Amendment No. 221 to VIT’s Registration Statement (File No. 033-36528) on October 24, 2024, and incorporated herein by reference.

cc)

Form of Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VRT, VAT, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., VFS and BNY Mellon dated as of December 1, 2024 filed via EDGAR (as Exhibit h.4.bb) with Post-Effective Amendment No. 134 to VOT’s Registration Statement (File No. 033-65137) on September 25, 2024, and incorporated herein by reference.

dd)

Form of Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VRT, VAT, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., Virtus Fund Services, MACS and BNY Mellon filed via EDGAR (as Exhibit h.4.dd) with Pre-Effective Amendment No. 1 to MACS Registration Statement (File No. 333-280702) on December 27, 2024, and incorporated herein by reference.

ee)

Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VRT, VAT, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., Virtus Fund Services, MACS, GCO and BNY Mellon dated March 31, 2025 filed via EDGAR (as Exhibit k.2.ee) with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

(k)(3)

Form of Transfer Agency and Service Agreement between Registrant and Virtus Fund Services, LLC filed via EDGAR (as Exhibit k.3) with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

(k)(4)

Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), dated April 15, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 54 to VIT’s Registration Statement (File No. 033-64915) on April 27, 2012, and incorporated herein by reference.

a)

Adoption and Amendment Agreement among VET, VOT, VAST, Virtus Fund Services and BNY Mellon dated as of March 21, 2014, filed via EDGAR (as Exhibit h.2.b) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

b)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAST, Virtus Fund Services and BNY Mellon dated as of August  19, 2014, filed via EDGAR (as Exhibit h.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September  8, 2014, and incorporated herein by reference.

c)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAST, Virtus Fund Services and BNY Mellon dated as of June  1, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 92 to VOT’s Registration Statement (File No. 033-65137) on January  20, 2017, and incorporated herein by reference.

d)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAST, Virtus Fund Services and BNY Mellon dated as of November  12, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 80 to VOT’s Registration Statement (File No. 033-65137) on January  27, 2015, and incorporated herein by reference.

e)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAST, Virtus Fund Services and BNY Mellon dated as of May 28, 2015, filed via EDGAR (as Exhibit h.2.d) with Post-Effective Amendment No. 18 to VAST’s Registration Statement (File No. 333-191940) on June 5, 2015, and incorporated herein by reference.

f)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of December 10, 2015, filed via EDGAR (as Exhibit h.2.e) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

g)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February  1, 2017, filed via EDGAR (as Exhibit h.2.g) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July  26, 2017, and incorporated herein by reference.

h)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February  1, 2017, filed via EDGAR (as Exhibit h.2.h) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December  21, 2017, and incorporated herein by reference.

i)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September  18, 2017, filed via EDGAR (as Exhibit h.2.i) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December  21, 2017, and incorporated herein by reference.

j)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of January  1, 2018, filed via EDGAR (as Exhibit h.2.j) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December  21, 2017, and incorporated herein by reference.

k)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September  20, 2018, filed via EDGAR (as Exhibit h.2.k) with Post-Effective Amendment No. 119 to VET’s Registration Statement (File No. 002-16590) on November  16, 2018, and incorporated herein by reference.

l)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of December  21, 2018, filed via EDGAR (as Exhibit h.2.l) with Post-Effective Amendment No. 120 to VET’s Registration Statement (File No. 002-16590) on January  25, 2019, and incorporated herein by reference.

m)

Form of Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of March  22, 2019, filed via EDGAR (as Exhibit h.2.m) with Post-Effective Amendment No. 35 to VAT’s Registration Statement (File No. 333-08045) on April  25, 2019, and incorporated herein by reference.

n)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of May  22, 2019, filed via EDGAR (as Exhibit h.2.n) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June  12, 2019, and incorporated herein by reference.

o)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September  1, 2019, filed via EDGAR (as Exhibit h.2.o) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September  30, 2019, and incorporated herein by reference.

p)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of November  18, 2019, filed via EDGAR (as Exhibit h.2.p) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January  22, 2020, and incorporated herein by reference.

q)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of August  27, 2020, filed via EDGAR (as Exhibit h.2.q) with Post-Effective Amendment No. 133 to VET’s Registration Statement (File No. 002-16590) on September  23, 2020, and incorporated herein by reference.

r)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of November  13, 2020, filed via EDGAR (as Exhibit h.2.r) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December  7, 2020, and incorporated herein by reference.

s)

Adoption Agreement and Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of June  9, 2021, filed via EDGAR (as Exhibit h.2.s) with Post-Effective Amendment No. 139 to VET’s Registration Statement (File No. 002-16590) on August  2, 2021, and incorporated herein by reference.

t)

Amendment to Sub-Transfer and Shareholder Services Agreement among VAST, VET, VOT, VAT, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of August  2, 2021, filed via EDGAR (as Exhibit 13(v)) to Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

u)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of December  1, 2021, filed via EDGAR (as Exhibit h.2.u) with Post-Effective Amendment No. 122 to VOT’s Registration Statement (File No. 033-65137) on December  6, 2021, and incorporated herein by reference.

v)

Adoption Agreement and Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, VET, VOT, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of January  12, 2022, filed via EDGAR (as Exhibit h.2.v) with Post-Effective Amendment No. 45 to VAST’s Registration Statement (File No. 333-191940) on February  24, 2022, and incorporated herein by reference.

w)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, VET, VOT, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of February  24, 2022, filed via EDGAR (as Exhibit h.2.w) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 033-65137) on April  5, 2022, and incorporated herein by reference.

x)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, VET, VOT, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of September  1, 2022, filed via EDGAR (as Exhibit h.2.x) with Post-Effective Amendment No. 128 to VOT’s Registration Statement (File No. 033-65137) on September  27, 2022, and incorporated herein by reference.

y)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, VET, VOT, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of May  19, 2023, filed via EDGAR (as Exhibit h.2.y) with Post-Effective Amendment No. 130 to VOT’s Registration Statement (File No. 033-65137) on September  26, 2023, and incorporated herein by reference.

z)

Form of Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, VET, VOT, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon filed via EDGAR (as Exhibit h.2.z) with Post-Effective Amendment No. 134 to VOT’s Registration Statement (File No. 033-65137) on September 25, 2024, and incorporated herein by reference.

aa)

Form of Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, VET, VOT, VAT, VAST, VRT, Investment Trust, VST, MACS, Virtus Fund Services and BNY Mellon filed via EDGAR (as Exhibit h.2.aa) with Pre-Effective Amendment No. 1 to MACS Registration Statement (File No. 333-280702) on December  27, 2024, and incorporated herein by reference.

bb)

Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, VET, VOT, VAT, VAST, VRT, Investment Trust, VST, MACS, GCO, Virtus Fund Services and BNY Mellon dated March  31, 2025 filed via EDGAR (as Exhibit k.4.bb) with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement (File No.  333-284056) on March 10, 2025, and incorporated herein by reference.

(k)(5)	*Expense Limitation Agreement between GCO and VIA dated March 7, 2025, filed via EDGAR (as Exhibit k.5) herewith.

(l)	Opinion of Counsel to be filed by amendment.

(m)	Not Applicable.

(n)	*Consent of Independent Registered Public Accounting Firm, dated April 14, 2025, filed via EDGAR (as Exhibit n) herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)

Amended and Restated Code of Ethics of the Virtus Funds effective November 2024, filed via EDGAR (as Exhibit p.1) with Post-Effective Amendment No. 135 to VOT’s Registration Statement (File No. 033-65137) on September 25, 2024, and incorporated herein by reference.

(r)(2)

Amended and Restated Code of Ethics of VIA, VP Distributors, Seix, Stone Harbor and other Virtus Affiliates dated April 1, 2023, filed via EDGAR (as Exhibit p.2) with Post-Effective Amendment No. 130 to VOT’s Registration Statement (File No. 033-65137) on September 26, 2023, and incorporated herein by reference.

(s)

Power of Attorney for Donald C. Burke, Connie D. McDaniel, and R. Keith Walton, filed via EDGAR (as Exhibit 2.s) with the Registration Statement on Form N-2 (File No. 333-284056) on December 27, 2024, and incorporated herein by reference.

* Filed herewith.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

[To be completed by amendment]

CATEGORY	ESTIMATED EXPENSES*
Legal Fees	$ []
Printing and Postage Fees	$ []
Securities and Exchange Commission Registration Fees	$ []
Audit Fees	$ []

*	This information may be subject to future contingencies.

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities as of [ ], 2025

[To be completed by amendment]

Title of Class	Number of Record Holders
Common Stock, par value [$ ] per share	[]

Item 30.	Indemnification

Article IX of the Agreement and Declaration of Trust provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, agent or independent contractor and against amounts paid or incurred by him in settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 17(i) of the Investment Company Act of 1940, as amended, requires that no contract or agreement under which any person undertakes to act as investment adviser of, or principal underwriter for, a registered investment company contain any provision which protects or purports to protect such person against any liability to such company or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his obligations and duties under such contract or agreement. Therefore, to the extent that any contract or agreement with the Registrant’s investment adviser or principal underwriter would be interpreted as providing an impermissible limitation of liability of this nature, such limitation will not be enforceable.

Item 31.	Business and Other Connections of Investment Adviser and Subadviser

See “Management of the Fund” in the Prospectus and “Investment Advisory and Other Services” in the Statement of Additional Information which is included in this Registration Statement. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and Subadviser’s current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Adviser	SEC File No.:
Virtus Investment Advisers, LLC	801-5995
Virtus Fixed Income Advisers, LLC	801-68743

Item 32.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder include:

Secretary of the Trust:

Kathryn Santoro, Esq.

One Financial Plaza

Hartford, CT 06103

Investment Adviser:

Virtus Investment Advisers, LLC (f/k/a Virtus Investment Advisers, Inc.)

One Financial Plaza

Hartford, CT 06103

Subadvisers:

Virtus Fixed Income Advisers, LLC

One Financial Plaza

Hartford, CT 06103

Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC

31 West 52nd Street, 16th Floor

New York, NY 10019

Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC

One Maynard Drive, Suite 3200

Park Ridge, NJ 07656

Administrator & Transfer Agent:

Virtus Fund Services, LLC

One Financial Plaza

Hartford, CT 06103

Sub Transfer Agent and Sub Dividend Dispersing Agent:

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Custodian/Fund Account/Sub-Administrator:

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

(1)	Not applicable.

(2)	Not applicable.

(3)	The Registrant undertakes that:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B under the Securities Act:

a.

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

b.

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C under the Securities Act: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 or Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)    The Registrant undertakes that:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497 or 424(b)(1) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

(5)    Not applicable.

(6)    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)    The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Hartford and the State of Connecticut on the 15th day of April, 2025.

VIRTUS GLOBAL CREDIT OPPORTUNITIES FUND

By:	/s/ George R. Aylward
George R. Aylward President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 15th day of April, 2025.

Signature	Title
/s/ George R. Aylward George R. Aylward	Trustee and President (principal executive officer)

/s/ W. Patrick Bradley W. Patrick Bradley	Executive Vice President, Chief Financial Officer and Treasurer (principal financial and accounting officer)

* Donald C. Burke	Trustee

* Connie D. McDaniel	Trustee

* R. Keith Walton	Trustee

*By:	/s/ George R. Aylward
George R. Aylward President

EXHIBIT INDEX

Exhibit	Item
2.h.2	Class A Shares Distribution Plan Pursuant to Rule 12b-1
2.h.3	Class U Shares Distribution Plan Pursuant to Rule 12b-1
k.5	Expense Limitation Agreement
n	Consent of Independent Registered Public Accounting Firm